EXHIBIT 10.2
                                                                EXECUTION COPY

                                 $100,000,000

                               CREDIT AGREEMENT

                           Dated as of July 12, 1996

                                     Among

                             PSC ACQUISITION, INC.

                                  as Borrower

                                     and

                                   PSC INC.

                                 as Guarantor

                                      and

                              THE INITIAL LENDERS
                                  NAMED HEREIN

                              as Initial Lenders
                                  FLEET BANK
                           as Initial Issuing Bank,
                                      and
                                  FLEET BANK
                            as Administrative Agent

                       T A B L E   O F   C O N T E N T S


Section                                                                   Page

                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

      1.01.  Certain Defined Terms.........................................  2
      1.02.  Computation of Time Periods................................... 27
      1.03.  Accounting Terms.............................................. 27

                                  ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES
                           AND THE LETTERS OF CREDIT

      2.01.  The Advances.................................................. 27
      2.02.  Making the Advances........................................... 29
      2.03.  Issuance of and Drawings and
               Reimbursement Under Letters of Credit .....................  31
      2.04.  Repayment of Advances......................................... 33
      2.05.  Termination or Reduction of the Commitments................... 36
      2.06.  Prepayments................................................... 36
      2.07.  Interest...................................................... 39

Section                                                                   Page


      2.08.  Fees.......................................................... 40
      2.09.  Conversion of Advances........................................ 40
      2.10.  Increased Costs, Etc.......................................... 41
      2.11.  Payments and Computations..................................... 43
      2.12.  Taxes......................................................... 44
      2.13.  Sharing of Payments, Etc...................................... 46
      2.14.  Use of Proceeds............................................... 47
      2.15.  Defaulting Lenders............................................ 47

                                  ARTICLE III

                             CONDITIONS OF LENDING

      3.01.  Conditions Precedent to Initial Extension of Credit........... 49
      3.02.  Conditions Precedent to Each Borrowing and Issuance........... 57
      3.03.  Determinations Under Section 3.01............................. 58

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

      4.01.  Representations and Warranties of PSC and the Borrower........ 58

Section                                                                   Page


                                   ARTICLE V

                       COVENANTS OF PSC AND THE BORROWER
      5.01.  Affirmative Covenants......................................... 65
      5.02.  Negative Covenants............................................ 70
      5.03.  Reporting Requirements........................................ 77
      5.04.  Financial Covenants........................................... 81

                                  ARTICLE VI

                               EVENTS OF DEFAULT

      6.01.  Events of Default............................................. 84
      6.02.  Actions in Respect of the Letters of Credit upon Default...... 88

                                  ARTICLE VII

                           The Administrative Agent

      7.01.  Authorization and Action...................................... 88
      7.02.  Administrative Agent's Reliance, Etc.......................... 88
      7.03.  Fleet and Affiliates.......................................... 89
      7.04.  Lender Party Credit Decision.................................. 89

Section                                                                   Page


      7.05.  Indemnification............................................... 89
      7.06.  Successor Administrative Agents............................... 91

                                 ARTICLE VIII

                                 MISCELLANEOUS

      8.01.  Amendments, Etc............................................... 92
      8.02.  Notices, Etc.................................................. 93
      8.03.  No Waiver; Remedies........................................... 93
      8.04.  Costs and Expenses............................................ 93
      8.05.  Right of Set-off.............................................. 95
      8.06.  Binding Effect................................................ 95
      8.07.  Assignments and Participations................................ 95
      8.08.  Execution in Counterparts..................................... 98
      8.09.  No Liability of the Issuing Bank.............................. 98
      8.10.  Confidentiality............................................... 99
      8.11.  Jurisdiction, Etc............................................. 99
      8.12.  Governing Law................................................. 99
      8.13.  Waiver of Jury Trial.......................................... 99

                                  ARTICLE IX

Section                                                                   Page


                                 PSC GUARANTY

      9.01.  PSC Guaranty..................................................100
      9.02.  Guaranty Absolute.............................................100
      9.03.  Waivers and Acknowledgments...................................101
      9.04.  Subrogation...................................................102
      9.05.  Continuing Guarantee; Assignments.............................102

SCHEDULES

Schedule I ...................  Commitments and Applicable Lending Offices
Schedule II ..................  Foreign Subsidiaries
Schedule III .................  Pro Forma EBITDA
Schedule 3.01(g) .............  Disclosed Litigation
Schedule 3.01(k) .............  Hedge Agreements
Schedule 3.01(l)(vi) .........  States in which Loan Parties are
                                   Qualified to do Business
Schedule 3.01(l)(xi) .........  Mortgages
Schedule 3.01 (l)(xvii) ......  Environmental Assessment Reports
Schedule 4.01(b) .............  Subsidiaries
Schedule 4.01(d) .............  Required Authorizations and Approvals
Schedule 4.01(n) .............  Plans, Multiemployer Plans and Welfare Plans
Schedule 4.01(w) .............  Open Tax Years
Schedule 4.01(dd) ............  Existing Debt (other than Surviving Debt)
Schedule 4.01(ee) ............  Surviving Debt
Schedule 4.01(ff) ............  Owned Real Estate
Schedule 4.01(gg) ............  Leased Real Estate
Schedule 4.01(hh) ............  Material Contracts
Schedule 4.01(ii) ............  Investments
Schedule 4.01(jj) ............  Intellectual Property
Schedule 5.02(a)(iii) ........  Liens

EXHIBITS

Exhibit A-1 ..................  Form of Term A Note
Exhibit A-2 ..................  Form of Term B Note
Exhibit A-3 ..................  Form of Working Capital Note
Exhibit B ....................  Form of Notice of Borrowing
Exhibit C ....................  Form of Assignment and Acceptance
Exhibit D ....................  Form of Security Agreement
Exhibit E ....................  Form of Intellectual Property Security Agreement
Exhibit F-1 ..................  Form of New York Mortgage
Exhibit F-2 ..................  Form of Oregon Deed of Trust
Exhibit G ....................  Form of Subsidiary Guaranty
Exhibit H ....................  Form of Assumption Agreement
Exhibit I ....................  Form of Solvency Certificate
Exhibit J ....................  Form of Opinion of Borrower's Counsel
Exhibit K ....................  Form of Opinion of Local Counsel Opinion
Exhibit L ....................  Form of Opinion of Intellectual Property Counsel
Exhibit M ....................  Form of Borrowing Base Certificate

                               CREDIT AGREEMENT


     CREDIT AGREEMENT dated as of July 12, 1996 among PSC Acquisition, Inc., a Delaware corporation ("PSC Acquisition" and, together with the Surviving Corporation (as hereinafter defined) following the Merger (as hereinafter defined), the "Borrower"), PSC Inc., a New York corporation ("PSC"), as Guarantor, the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the Initial Lenders (the "Initial
Lenders"), the Initial Issuing Bank (as hereinafter defined) (the "Initial Issuing Bank"), the Swing Line Bank (as hereinafter defined), Fleet Bank ("Fleet"), as administrative agent (together with any successor appointed pursuant to Article VII, the "Administrative Agent") for the Lender Parties (as hereinafter defined).

PRELIMINARY STATEMENTS:

     (1) PSC Acquisition was organized by PSC to acquire certain assets and businesses of Spectra-Physics, Inc., a Delaware corporation (the "Company"), Spectra-Physics Scanning Systems, Inc., a Delaware corporation ("Scanning") and T.X.C.O.M., S.A., a French corporation ("TxCom") and other related assets.

     (2) Pursuant to the Asset and Stock Purchase Agreement dated May 20, 1996 (as amended, supplemented or otherwise modified in accordance with its terms, to the extent permitted in accordance with the Loan Documents (as hereinafter defined), the "Purchase Agreement") by and among PSC, Spectra-Physics Holdings, S.A., a French corporation ("SP Holdings") and the Company, PSC has agreed to purchase, both directly and through PSC Acquisition and other direct wholly-owned Subsidiaries (as hereinafter defined) certain assets and businesses of the Company. Simultaneously with such purchase, PSC Acquisition will consummate a merger (the "Merger") with Scanning, in which Scanning will be the surviving corporation (the "Surviving Corporation"). Upon the consummation of the Merger, the name of the Surviving Corporation will be changed to SpectraScan, Inc.

     (3) The Borrower has requested that the Lender Parties lend to the Borrower up to $92,500,000 of the total Commitments (as hereinafter defined) to pay to the Company the cash consideration for the assets and businesses of the Company that PSC and its direct wholly-owned Subsidiaries are purchasing, pay transaction fees and expenses, and that, from time to time, the Lender Parties lend the remaining balance of the total Commitments to the Borrower and issue Letters of Credit for the benefit of the Borrower to provide working capital for the Borrower and its Subsidiaries. The Lender Parties have indicated their willingness to agree to lend such amounts on the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                    Article I

                        Definitions And Accounting Terms

     SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Acquired Assets and Liabilities" means the Scanning Shares, the US Assets, the TxCom Assets and Liabilities and the International Assets and Liabilities (each as defined in the Purchase Agreement).

          "Acquisition" means the transactions contemplated by the Purchase Agreement.

          "Administrative Agent" has the meaning specified in the recital of parties to this Agreement.

          "Administrative Agent's Account" means the account of the Administrative Agent maintained by the Administrative Agent with Fleet at its office at One East Avenue, Rochester, New York 14638, Account No. 1983580, Attention: Jeffrey Kenefick.

          "Advance" means a Term A Advance, a Term B Advance, a Working Capital Advance, a Swing Line Advance or a Letter of Credit Advance.

          "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 5% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

          "Applicable Lending Office" means, with respect to each Lender Party, such Lender Party's Domestic Lending Office in the case of a Prime Rate Advance and such Lender Party's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

          "Applicable Margin" means at any time and from time to time (a) with respect to the Term B Facility 1.75% per annum for Prime Rate Advances and 3.25% per annum for Eurodollar Rate Advances and (b) with respect to the Term A Facility and the Working Capital Facility, (i) prior to July 1, 1997, 1.25% per annum for Prime Rate Advances and 2.75% per annum for Eurodollar Rate Advances and (ii) from and after July 1, 1997, a percentage per annum determined by reference to the Total Debt Ratio as set forth below:

                             Term A Facility and
                               Working Capital       Term A Facility and Working
        Total Debt                 Facility               Capital Facility
          Ratio              Prime Rate Advances      Eurodollar Rate Advances

Level I:
 a ratio greater than               1.25%                       2.75%
3.5:1

Level II:
a ratio of
3.5:1 or less
but at least 3.0:1                  1.00%                       2.50%

Level III:
a ratio of less than
3.0:1 but at least 2.5:1             .75%                       2.25%

Level IV:
a ratio of less than
2.5:1                                .50%                       2.00%


     The Applicable Margin for each Prime Rate Advance shall be determined by reference to the ratio in effect from time to time and the Applicable Margin for each Eurodollar Rate Advance shall be determined by reference to the ratio in effect on the first day of each Interest Period for such Advance; provided, however, that (A) no change in the Applicable Margin shall be effective until three Business Days after the date on which the Administrative Agent receives financial statements pursuant to
     Section 5.03(c) or (d) and a certificate of the chief financial officer of PSC demonstrating such ratio and (B) if PSC has not submitted to the Administrative Agent the information described in clause (A) of this proviso as and when required under Section 5.03(c) or (d), as the case may be, the Applicable Margin shall be at Level I for so long as such information has not been received by the Administrative Agent.

          "Appropriate Lender" means, at any time, with respect to (a) any of the Term A Facility, the Term B Facility or the Working Capital Facility, a Lender that has a Commitment with respect to such Facility at such time,
     (b) the Letter of Credit Facility, (i) the Issuing Bank and (ii) if the other Working Capital Lenders have made Letter of Credit Advances pursuant to Section 2.03(c) that are outstanding at such time, each such other Working Capital Lender and (c) the Swing Line Facility, (i) the Swing Line Bank and (ii) if the other Working Capital Lenders have made Swing Line Advances pursuant to Section 2.02(b) that are outstanding at such time, each such other Working Capital Lender.

          "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender Party and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 8.07 and in substantially the form of Exhibit C hereto.

          "Assumption   Agreement"   has  the  meaning   specified   in  Section
     3.01(l)(xiv).

          "Available Amount" of any Letter of Credit means, at any time, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

          "Bank Hedge Agreement" means any interest rate Hedge Agreement required or permitted under Article V that is entered into by and between the Borrower and any Lender Party.

          "Bond Trustee" means The Oregon Bank in its capacity as trustee under the IRB Documents.

          "Borrower" has the meaning specified in the recital of parties to this Agreement.

          "Borrower's Account" means the account of the Borrower maintained by the Borrower with M&T at its office at 44 Exchange Street, Rochester, New York 14614, Account No. 15976632.

          "Borrowing" means, a Term A Borrowing, a Term B Borrowing, a Working Capital Borrowing or a Swing Line Borrowing.

          "Borrowing Base" on any date means the sum of (x) 80% of the value of the Eligible Receivables arising out of sales to account debtors within the United States and (y) 60% of the value of the Eligible Receivables arising out of sales to account debtors outside the United States, in each case as set forth in the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to the terms of this Agreement on or prior to such date.

          "Borrowing Base Certificate" means a certificate in substantially the form of Exhibit M hereto, duly certified by the chief financial officer of the Borrower.

          "Borrowing Base Deficiency" means, at any time, the failure of (a) the Borrowing Base at such time to equal or exceed (b) the sum of (i) the aggregate principal amount of the Working Capital Advances, the Letter of Credit Advances and the Swing Line Advances outstanding at such time plus
     (ii) the aggregate Available Amount under all Letters of Credit outstanding at such time.

          "Business Day" means a day of the year on which banks are not required or authorized by law to close in Rochester, New York and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

          "Capital Expenditures" means, for any Person for any period, the sum of all expenditures made, directly or indirectly, by such Person or any of its Subsidiaries during such period for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have been or should be, in accordance with GAAP, reflected as additions to property, plant or equipment on a Consolidated balance sheet of such Person.

          "Capitalized Leases" means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

          "Cash Equivalents" means any of the following, to the extent owned by the Borrower or any of its Subsidiaries free and clear of all Liens other than Liens created under the Collateral Documents: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States having a maturity of not greater than 360 days from the date of issuance thereof,
     (b) insured certificates of deposit of or time deposits having a maturity of not greater than 360 days from the date of issuance thereof with any commercial bank that is a Lender Party or a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause (c), is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $1 billion or (c) commercial paper having a maturity of not greater than 180 days from the date of issuance thereof in an aggregate amount of no more than $2,500,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's
     Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Ratings Group.

          "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time.

          "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

          "Co-Arrangers" means Fleet and M&T.

          "Collateral" means all "Collateral" referred to in the Collateral Documents and all other property that is or is intended to be subject to any Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

          "COMIDA" means the County of Monroe Industrial Development Agency.

          "Collateral Documents" means the Security Agreement, the Intellectual Property Security Agreement, the Mortgages, and any other agreement that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

          "Commitment" means a Term A Commitment, a Term B Commitment, a Working Capital Commitment or a Letter of Credit Commitment.

          "Commitment  Fee  Percentage"  means at any time and from time to time
     (a) prior to July 1, 1997, 0.50% per annum and (b) from and after July 1, 1997 a percentage per annum determined by reference to the Total Debt Ratio as set forth below:


          Total Debt Ratio              Commitment Fee Percentage

Level I: .......................................    .50
a ratio of greater
than 3.5:1


Level II: ......................................    .50
a ratio of 3.5:1
or less but at least
3.0:1

Level III: .....................................   .375
a ratio of less than
3.0:1 but at least 2.5:1

Level IV: ......................................   .375
a ratio of less
than 2.5:1



     ; provided, however, that (A) no change in the Commitment Fee Percentage shall be effective until three Business Days after the date on which the Administrative Agent receives financial statements pursuant to Section 5.03(c) or (d) and a certificate of the chief financial officer of PSC demonstrating such ratio and (B) if PSC has not submitted to the Administrative Agent the information described in clause (A) of this proviso as and when required under Section 5.03(c) or (d), as the case may be, the Commitment Fee Percentage shall be at Level I for so long as such information has not been received by the Administrative Agent.

          "Company" has the meaning specified in the Preliminary Statements.

          "Confidential Information" means information that the Borrower furnishes to the Administrative Agent or any Lender Party in a writing designated as confidential, but does not include any such information that is or becomes generally available to the public other than as a result of a breach by the Administrative Agent or any Lender Party of its obligations hereunder or that is or becomes available to the Administrative Agent or such Lender Party from a source other than the Borrower that is not, to the best of the Administrative Agent's or such Lender Party's knowledge, acting in violation of a confidentiality agreement with the Borrower.

          "Consolidated" refers to the consolidation of accounts, in accordance with GAAP, of PSC and all of its Subsidiaries.

          "Conversion," "Convert" and "Converted" each refer to a conversion of Advances of one Type into Advances of the other Type pursuant to
     Section 2.09 or 2.10.

          "Current Assets" of any Person means all assets of such Person that would, in accordance with GAAP, be classified as current assets of a company conducting a business the same as or similar to that of such Person, after deducting adequate reserves in each case in which a reserve is proper in accordance with GAAP.

          "Current Liabilities" of any Person means (a) all Debt of such Person except Funded Debt that by its terms is payable on demand or matures within one year after the date of determination (excluding any Debt renewable or extendible, at the option of such Person, to a date more than one year from such date or arising under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date), (b) all amounts of Funded Debt of such Person required to be paid or prepaid within one year after such date and
     (c) all other items (including taxes accrued as estimated) that in accordance with GAAP would be classified as current liabilities of such Person.

          "Debt" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all Obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of such Person's business and trade payables that are being contested in good faith), (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Obligations of such Person as lessee under Capitalized Leases, (f) all Obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, valued, in the case of Redeemable Preferred Stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all Obligations of such Person in respect of Hedge Agreements, (i) all Debt of others referred to in clauses (a) through (h) above or clause (j) below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or
     (iv) otherwise to assure a creditor against loss, and (j) all Debt referred to in clauses (a) through (i) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

          "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

          "Defaulted Advance" means, with respect to any Lender Party at any time, the portion of any Advance required to be made by such Lender Party to the Borrower pursuant to Section 2.01 or 2.02 at or prior to such time which has not been made by such Lender Party or by the Administrative Agent for the account of such Lender Party pursuant to Section 2.02(e) as of such time. In the event that a portion of a Defaulted Advance shall be deemed made pursuant to Section 2.15(a), the remaining portion of such Defaulted Advance shall be considered a Defaulted Advance originally required to be made pursuant to Section 2.01 on the same date as the Defaulted Advance so deemed made in part.

          "Defaulted Amount" means, with respect to any Lender Party at any time, any amount required to be paid by such Lender Party to the Administrative Agent or any other Lender Party hereunder or under any other Loan Document at or prior to such time which has not been so paid as of such time, including, without limitation, any amount required to be paid by such Lender Party to (a) the Swing Line Bank pursuant to Section 2.02(b) to purchase a portion of a Swing Line Advance made by the Swing Line Bank, (b) the Issuing Bank pursuant to Section 2.03(c) to purchase a portion of a Letter of Credit Advance made by the Issuing Bank, (c) the Administrative Agent pursuant to Section 2.02(e) to reimburse the Administrative Agent for the amount of any Advance made by the Administrative Agent for the account of such Lender Party, (d) any other Lender Party pursuant to Section 2.13 to purchase any participation in Advances owing to such other Lender Party and (e) the Administrative Agent or the Issuing Bank pursuant to Section
     7.05 to reimburse the Administrative Agent or the Issuing Bank for such Lender Party's ratable share of any amount required to be paid by the Lender Parties to the Administrative Agent or the Issuing Bank as provided therein. In the event that a portion of a Defaulted Amount shall be deemed paid pursuant to Section 2.15(b), the remaining portion of such Defaulted Amount shall be considered a Defaulted Amount originally required to be paid hereunder or under any other Loan Document on the same date as the Defaulted Amount so deemed paid in part.

          "Defaulting Lender" means, at any time, any Lender Party that, at such time, (a) owes a Defaulted Advance or a Defaulted Amount or (b) shall take any action or be the subject of any action or proceeding of a type described in Section 6.01(f).

          "Disclosed Litigation" has the meaning specified in Section 3.01(g).

          "Domestic Lending Office" means, with respect to any Lender Party, the office of such Lender Party specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party, as the case may be, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Administrative Agent.

          "EBITDA" means, for any period, the sum, determined on a Consolidated basis, of (a) net income (or net loss), (b) interest expense, (c) income tax expense, (d) depreciation expense and (e) amortization expense in each case of PSC and its Subsidiaries, determined in accordance with GAAP for such period (excluding, in the case of the Fiscal Quarter in which the consummation of the Acquisition occurs, any restructuring charge taken by PSC and its Subsidiaries, in respect of the Acquisition).

          "Eligible Assignee" means (a) with respect to any Facility (other than the Letter of Credit Facility), (i) a Lender; (ii) an Affiliate of a Lender; (iii) a commercial bank organized under the laws of the United
     States, or any State thereof, and having total assets in excess of $500,000,000; (iv) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $500,000,000; (v) a commercial bank organized under the laws of any other country that is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow or of the Cayman Islands, or a political subdivision of any such country, and having total assets in excess of $500,000,000, so long as such bank is acting through a branch or agency located in the United States; (vi) the central bank of any country that is a member of the OECD; (vii) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $500,000,000; and (viii) any other Person approved by the Administrative Agent and the Borrower, such approval not to be unreasonably withheld or delayed, and (b) with respect to the Letter of Credit Facility, a Person that is an Eligible Assignee under subclause (iii) or (v) of clause (a) of this definition and is approved by the Administrative Agent and the Borrower, such approval not to be unreasonably withheld or delayed; provided, however, that neither any Loan Party nor any Affiliate of a Loan Party shall qualify as an Eligible Assignee under this definition.

          "Eligible Receivables" means only such Receivables of PSC and its Subsidiaries as the Administrative Agent, in its reasonable judgment, shall from time to time elect to consider Eligible Receivables for purposes of this Agreement. The value of such Receivables shall be determined by the Administrative Agent in its reasonable judgment taking into consideration, among other factors, their book value determined in accordance with GAAP. By way of example only, and without limiting the discretion of the Administrative Agent to consider any Receivables not to be Eligible Receivables, the Administrative Agent may consider any of the following classes of Receivables not to be Eligible Receivables:

               (a) Receivables that do not arise out of sales of goods or rendering of services in the ordinary course of the Borrower's business;

               (b) Receivables on terms other than those normal or customary in the Borrower's business;

               (c) Receivables owing from any Person that is an Affiliate of the Borrower;

               (d) In the case of Lazerdata Holdings Inc. and its Subsidiaries Receivables more than 180 days past original invoice date or more than 60 days past the date due and, in the case of PSC and its other Subsidiaries, Receivables more than 150 days past original invoice date or more than 60 days past the date due;

               (e) Receivables owing from any Person from which an aggregate amount of more than 50% of the Receivables owing is more than 60 days past due;

               (f)  Receivables  owing from any Person that shall take or be the
          subject  of  any  action  or  proceeding   of  a  type   described  in
          Section 6.01(f);

               (g) Receivables (i) owing from any Person that is also a supplier to or creditor of the Borrower unless such Person has waived any right of set-off in a reasonably manner acceptable to the Administrative Agent or (ii) representing any manufacturer's or supplier's credits, discounts, incentive plans or similar arrangements entitling the Borrower to discounts on future purchase therefrom;

               (h)  Receivables   arising  out  of  sales  on  a  bill-and-hold,
          guaranteed sale, sale-or-return, sale on approval or consignment basis or subject to any right of return, set-off or charge-back;

               (i) Receivables owing from an account debtor that is an agency, department or instrumentality of the United States or any State thereof unless the Borrower shall have satisfied the requirements of the Assignment of Claims Act of 1940, as amended, and any similar State legislation and the Administrative Agent is satisfied as to the absence of set-offs, counterclaims and other defenses on the part of such account debtor;

               (j) Receivables the full and timely payment of which the Administrative Agent in its reasonable judgment, after consultation with the Borrower, believes to be doubtful; and

               (k) Receivables in respect of which the Security Agreement, after giving effect to the related filings of financing statements that have then been made, if any, does not or has ceased to create a valid and perfected first priority lien or security interest in favor of the Secured Parties securing the Secured Obligations.

          "Environmental Action" means any action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to public health and safety or the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

          "Environmental  Law"  means  any  federal,  state,  local  or  foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

          "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA Affiliate" means any Person that for purposes of Title IV of ERISA is a member of the controlled group of any Loan Party, or under common control with any Loan Party, within the meaning of Section 414 of the Internal Revenue Code.

          "ERISA Event" means (a) (i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11),
     (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of any Loan Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by any Loan Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA; or
     (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

          "Escrow   Agreement"  has  the  meaning   specified  in  the  Purchase
     Agreement.

          "Eurocurrency Liabilities" has the meaning specified in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Lending Office" means, with respect to any Lender Party, the office of such Lender Party specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Administrative Agent.

          "Eurodollar Rate" means, for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the rate per annum at which deposits in U.S. dollars are offered by Fleet in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to Fleet's Eurodollar Rate Advance comprising part of such Borrowing to be outstanding during such Interest Period (or, if Fleet shall not have such a Eurodollar Rate Advance, $1,000,000) and for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

          "Eurodollar Rate Advance" means, an Advance that bears interest as provided in Section 2.07(a)(ii).

          "Eurodollar Rate Reserve Percentage" for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate
     Advances  is  determined)  having  a term  equal to such  Interest  Period.

          "Events of Default" has the meaning specified in Section 6.01.

          "Excess Cash Flow" means for any period the sum of (i) EBITDA of PSC and its Subsidiaries for such period plus (ii) the aggregate amount of all non-cash charges deducted in arriving at EBITDA plus (iii) if there was a net increase in Consolidated Current Liabilities of PSC and its Subsidiaries during such period, the amount of such net increase plus
     (iv) if there was a net decrease in Consolidated Current Assets (excluding cash and Cash Equivalents) of PSC and its Subsidiaries during such period the amount of such net decrease less (v) the aggregate amount of mandatory prepayments or repayments of principal made by PSC and its Subsidiaries on any Funded Debt of PSC and its Subsidiaries during such period less (vi) Capital Expenditures of PSC and its Subsidiaries less (vii) the aggregate amount of all federal, state, local and foreign taxes paid by PSC and its Subsidiaries during such period less (viii) the aggregate amount of interest paid on any Funded Debt of PSC and its Subsidiaries during such periods less (ix) the aggregate amount of all non-cash credits included in arriving at such EBITDA less (x) if there was a net decrease in Consolidated Current Liabilities of PSC and its Subsidiaries during such period, the amount of such net decrease less (xi) if there was a net increase in Consolidated Current Assets (excluding cash and Cash Equivalents) of PSC and its Subsidiaries during such period the amount of such increase.

          "Existing Debt" means Debt of TxCom, Scanning and its Subsidiaries outstanding immediately before giving effect to the Acquisition.

          "Extraordinary Receipt" means any cash received by or paid to or for the account of any Person not in the ordinary course of business, including, without limitation, tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof) and indemnity payments; provided, however, that an Extraordinary Receipt shall not include cash receipts received from proceeds of insurance, condemnation awards (or payments in lieu thereof) or indemnity payments to the extent that such proceeds, awards or payments (A) in respect of loss or damage to equipment, fixed assets or real property are applied (or in respect of which expenditures were previously incurred) to replace or repair the equipment, fixed assets or real property in respect of which such proceeds were received in accordance with the terms of the Loan Documents, so long as such application is made within 6 months after the occurrence of such damage or loss or (B) are received by any Person in respect of any third party claim against such Person and applied to pay (or to reimburse such Person for its prior payment of) such claim and the costs and expenses of such Person with respect thereto.

          "Facility" means the Term A Facility, the Term B Facility, the Working Capital Facility, the Swing Line Facility or the Letter of Credit Facility.

          "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Fiscal Year" means a fiscal year of PSC and its Consolidated Subsidiaries ending on December 31 in any calendar year.

          "Foreign Sales Agreements" has the meaning specified in the Purchase Agreement.

          "Foreign Subsidiary" means each of the following: (A) each Subsidiary of PSC identified as such on Schedule II annexed hereto and (B) each Subsidiary of PSC which is organized under the laws of a jurisdiction other than the United States of America or any state thereof.

          "Funded Debt" of any Person means Debt in respect of the Advances, in the case of the Borrower, and all other Debt of such Person that by its terms matures more than one year after the date of determination or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year after such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year after such date.

          "GAAP" has the meaning specified in Section 1.03.

          "Guaranteed Obligations" has the meaning specified in Section 9.01.

          "Guarantors" means PSC and the Subsidiary Guarantors.

          "Hazardous Materials" means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and
     (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

          "Hedge Agreements" means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements.

          "Hedge Bank" means any Lender Party in its capacity as a party to a Bank Hedge Agreement.

          "Indemnified Party" has the meaning specified in Section 8.04(b).

          "Information Memorandum" means the information memorandum dated June, 1996 used by the Co-Arrangers in connection with the syndication of the Commitments.

          "Initial Extension of Credit" means the earlier to occur of the initial Borrowing and the initial issuance of a Letter of Credit hereunder.

          "Initial Issuing Bank" means Fleet.

          "Initial Lenders" has the meaning specified in the recital of parties to this Agreement.

          "Insufficiency" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

          "Intellectual Property Security Agreement" has the meaning specified in Section 3.01(l)(x).

          "Interest Expense" means, with respect to any Person for any period, interest expense on all Debt of such Person for such period net of interest income for such period, whether paid or accrued, determined on a Consolidated basis for such Person and its Subsidiaries and in accordance with GAAP, and including, without limitation, (a) in the case of PSC, interest expense in respect of Debt resulting from Advances, (b) the interest component of all obligations under Capitalized Leases, (c) commissions, discounts and other fees and charges payable in connection with letters of credit (including, without limitation, Letters of Credit),
     (d) the net payment, if any, payable in connection with Hedge Agreements less the net credit, if any, received in connection with Hedge Agreements and (e) in the case of the Borrower, all fees paid by such Person pursuant to Section 2.08(a).

          "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Prime Rate Advance into such Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as the Borrower may, upon notice received by the Administrative Agent not later than 11:00 A.M. (Rochester, New York time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

               (a) the Borrower may not select any Interest Period with respect to any Eurodollar Rate Advance under a Facility that ends after any principal repayment installment date for such Facility unless, after giving effect to such selection, the aggregate principal amount of Prime Rate Advances and of Eurodollar Rate Advances having Interest Periods that end on or prior to such principal repayment installment date for such Facility shall be at least equal to the aggregate principal amount of Advances under such Facility due and payable on or prior to such date;

               (b) Interest Periods commencing on the same date for Eurodollar Rate Advances comprising part of the same Borrowing shall be of the same duration;

               (c) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, however, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

               (d) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "Investment" in any Person means any loan or advance to such Person, any purchase or other acquisition of any capital stock or other ownership or profit interest, warrants, rights, options, obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any arrangement pursuant to which the investor incurs Debt of the types referred to in clause (i) or (j) of the definition of "Debt" in respect of such Person.

          "IRB Documents" means (i) the Installment Sale Agreement between the Oregon Economic Development Commission, acting for itself and on behalf of the Department of Economic Development, and as designee of the State Treasurer (collectively, the "OEDC") (as such interest of OEDC was assigned to the Bond Trustee by assignment dated January 1, 1981), and Spectra-Physics, Inc. dated January 1, 1981, (ii) the Assignment of Rights Under Installment Sale Agreement dated December 21, 1990 by Spectra-Physics, Inc. to Scanning, (iii) all financing statements filed naming the OEDC as secured party and Spectra-Physics, Inc. as debtor, or naming the OEDC as debtor and Bank of America Oregon as secured party, (iv) the Guaranty Agreement dated July 1, 1979 between the OEDC and Spectra-Physics, Inc. and (v) the Indenture of Trust dated as of July 1, 1979 between the OEDC and the Bond Trustee.

          "IRB Notices" has the meaning specified in Section 3.01(l)(xiv).

          "IRB Property" means the real estate in Eugene, Oregon, that is more particularly described on Schedule 4.01(ff).

          "Issuing Bank" means the Initial Issuing Bank and each Eligible Assignee to which the Letter of Credit Commitment hereunder has been assigned pursuant to Section 8.07.

          "L/C Cash Collateral Account" has the meaning specified in the Security Agreement.

          "L/C  Related   Documents"  has  the  meaning   specified  in  Section
     2.04(e)(ii).

          "Lender Party" means any Lender, the Issuing Bank or the Swing Line Bank.

          "Lenders" means the Initial Lenders and each Person that shall become a Lender hereunder pursuant to Section 8.07.

          "Letter of Credit" has the meaning specified in Section 2.01(e).

          "Letter of Credit Advance" means an advance made by the Issuing Bank or any Working Capital Lender pursuant to Section 2.03(c).

          "Letter of Credit Agreement" has the meaning specified in Section 2.03(a)(E).

          "Letter of Credit Commitment" means, with respect to the Issuing Bank, the amount set forth opposite the Issuing Bank's name on Schedule I hereto under the caption "Letter of Credit Commitment" or, if the Issuing Bank has entered into one or more Assignments and Acceptances, set forth for the Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as the Issuing Bank's "Letter of Credit
     Commitment," as such amount may be reduced at or prior to such time pursuant to Section 2.05.

          "Letter of Credit Facility" means, at any time, an amount equal to the amount of the Issuing Bank's Letter of Credit Commitment at such time, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

          "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

          "Loan Documents" means (a) for purposes of this Agreement and the Notes and any amendment or modification hereof or thereof and for all other purposes other than for purposes of the Subsidiary Guaranty and the Collateral Documents, (i) this Agreement, (ii) the Notes, (iii) the
     Subsidiary Guaranty, (iv) the Collateral Documents, (v) each Letter of Credit Agreement and (vi) the Assumption Agreement and (b) for purposes of the Subsidiary Guaranty and the Collateral Documents, (i) this Agreement,
     (ii)  the  Notes,  (iii)  the  Subsidiary  Guaranty,  (iv)  the  Collateral
     Documents, (v) each Letter of Credit Agreement, (vi) the Assumption Agreement and (vii) each Bank Hedge Agreement, in each case as amended or otherwise modified from time to time.

          "Loan Parties" means the Borrower and the Guarantors.

          "M&T" means Manufacturers and Traders Trust Company.

          "Margin Stock" has the meaning specified in Regulation U.

          "Material Adverse Change" means any material adverse change in (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party and its Subsidiaries (taken as a whole), (b) the ability of the Borrower or any Guarantor to perform its obligations under the Loan Documents or (c) any aspect of the Transaction.

          "Material  Adverse  Effect"  has  the  meaning  specified  in  Section
     3.01(g).

          "Material Contract" means, with respect to any Person, each contract listed on Schedule 4.01(hh), each contract which is a replacement or a substitute for any contract listed on Schedule 4.01(hh) and each other contract to which such Person is a party which is material to the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person.

          "Merger" has the meaning specified in the Preliminary Statements.

          "Merger Agreement" means the Plan and Agreement of Merger dated July __, 1996 adopted by the Board of Directors of Scanning and the Board of Directors of PSC Acquisition.

          "Mortgage" means the New York Mortgage, the Oregon Deed of Trust and each other mortgage delivered pursuant to Section 5.01(o) or Section 5.01(s), in each case as amended, supplemented or otherwise modified from time to time.

          "Mortgage Policy" has the meaning specified in Section 3.01(l)(xi)(B).

          "Multiemployer Plan" means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

          "Multiple  Employer Plan" means a single  employer plan, as defined in
     Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

          "Net Cash Proceeds" means, with respect to any sale, lease, transfer or other disposition of any asset or the sale or issuance of any Debt or capital stock or other ownership or profit interest, any securities convertible into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights, options or other securities to acquire capital stock or other ownership or profit interest by any Person (other than the sale of shares of common stock of PSC to employees of PSC pursuant to the exercise of stock options received by such employees in connection with the PSC Stock Option Plans and the sale or issuance of shares of Common Stock of PSC upon the exercise by the holders of the Subordinated Notes of the Warrants), or any Extraordinary Receipt received by or paid to or for the account of any Person, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person in connection with such transaction after deducting therefrom only (without duplication) (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions and (b) the amount of taxes payable in connection with or as a result of such transaction and (c) the amount of any Debt secured by a Lien on such asset that, by the terms of such transaction, is required to be repaid upon such disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate of such Person or any Loan Party or any Affiliate of any Loan Party and are properly attributable to such transaction or to the asset that is the subject thereof.

          "New York Mortgage" has the meaning specified in Section 3.01(l)(xi).

          "New York Tax Agreement" means the Payment in Lieu of Tax Agreement dated November 1, 1993 between COMIDA and PSC.

          "Nonratable Assignment" means an assignment by a Lender Party pursuant to Section 8.07(a) of a portion of its rights and obligations under this Agreement, other than an assignment of a uniform, and not a varying, percentage of all of the rights and obligations of such Lender Party under and in respect of all of the Facilities (other than the Letter of Credit Facility and the Swing Line Facility).

          "Note" means a Term A Note, a Term B Note or a Working Capital Note.

          "Notice of Borrowing" has the meaning specified in Section 2.02(a).

          "Notice of Issuance" has the meaning specified in Section 2.03(a).

          "Notice of Renewal" has the meaning specified in Section 2.01(e).

          "Notice of Swing Line Borrowing" has the meaning specified in Section 2.02(b).

          "Notice of Termination" has the meaning specified in Section 2.01(e).

          "NPL" means the National Priorities List under CERCLA.

          "Obligation" means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(f). Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that any Lender Party, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

          "OECD"   means  the   Organization   for  Economic   Cooperation   and
     Development.

          "Open Year" has the meaning specified in Section 4.01(w).

          "Oregon   Deed  of  Trust"  has  the  meaning   specified  in  Section
     3.01(l)(xi).

          "Other Taxes" has the meaning specified in Section 2.12(b).

          "PBGC"  means  the  Pension  Benefit  Guaranty   Corporation  (or  any
     successor).

          "Permitted Encumbrances" has the meaning specified in the Mortgages.

          "Permitted Liens" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies not yet due and payable; (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days;
     (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; and (d) Permitted Encumbrances.

          "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Plan" means a Single Employer Plan or a Multiple Employer Plan.

          "Pre-Commitment Information" has the meaning specified in Section 3.01(j).

          "Preferred Stock" means, with respect to any corporation, capital stock issued by such corporation that is entitled to a preference or priority over any other capital stock issued by such corporation upon any distribution of such corporation's assets, whether by dividend or upon liquidation.

          "Prime Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the higher of:

               (a)  the  rate  of  interest   announced  publicly  by  Fleet  in
          Rochester, New York from time to time, as Fleet's prime rate; or

               (b) 1/2 of one percent per annum above the Federal Funds Rate.

          "Prime Rate Advance" means an Advance that bears interest as provided in Section 2.07(a)(i).

          "Pro Forma EBITDA" means for each fiscal quarter ending on September 30, 1995, December 31, 1995, March 31, 1996 and June 30, 1996 the amount listed on Schedule III for such fiscal quarter.

          "Pro Rata Share" of any amount means, with respect to any Working Capital Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender's Working Capital Commitment at such time and the denominator of which is the Working Capital Facility at such time.

          "PSC" has the meaning specified in the recital of parties to this Agreement.

          "PSC Guaranty" has the meaning specified in Section 9.01.

          "PSC Stock Option Plans" means the 1987 Stock Option Plan of PSC and the 1994 Stock Option Plan of PSC.

          "Purchase Agreement" has the meaning specified in the Preliminary Statements.

          "Receivables" means all Receivables referred to in Section 1(c) of the Security Agreement.

          "Redeemable" means, with respect to any capital stock or other ownership or profit interest, Debt or other right or Obligation, any such right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.

          "Reduction Amount" has the meaning specified in Section 2.06(b)(vi).

          "Register" has the meaning specified in Section 8.07(d).

          "Registration Rights Agreement" has the meaning specified in the Purchase Agreement.

          "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Related Documents" means the Purchase Agreement, the Merger Agreement, the Subordinated Debt Documents, the Seller Note, the Foreign Sales Agreements, the Escrow Agreement, the TxCom Agreement, the Registration Rights Agreement, the Transition Services Agreement and the New York Tax Agreement.

          "Required Lenders" means at any time Lenders owed or holding at least 66-2/3% of the sum of (a) the aggregate principal amount of the Advances outstanding at such time and (b) the aggregate Available Amount of all Letters of Credit outstanding at such time, or, if no such principal amount and no Letters of Credit are outstanding at such time, Lenders holding at least 66-2/3% of the aggregate of the Term A Commitments, Term B Commitments and Working Capital Commitments owed or holding at least 66-2/3% of the sum of (w) the aggregate principal amount of the Advances outstanding at such time, (x) the aggregate Available Amount of all Letters of Credit outstanding at such time, (y) the aggregate unused Commitments under the Term A and Term B Facilities at such time and
     (z) the aggregate Unused Working Capital Commitments at such time; provided, however, that if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time (A) the aggregate principal amount of the Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time, (B) such Lender's Pro Rata Share of the aggregate Available Amount of all Letters of Credit issued by such Lender and outstanding at such time, (C) the aggregate unused Term A Commitments and Term B Commitments of such Lender at such time and (D) the Unused Working Capital Commitment of such Lender at such time. For purposes of this definition, the aggregate principal amount of Swing Line Advances owing to the Swing Line Bank and of Letter of Credit Advances owing to the Issuing Bank and the Available Amount of each Letter of Credit shall be considered to be owed to the Working Capital
     Lenders ratably in accordance with their respective Working Capital Commitments.

          "Responsible Officer" means any officer of any Loan Party or any of its Subsidiaries.

          "Secured Obligations" has the meaning specified in the Security Agreement.

          "Secured Parties" means the Administrative Agent, the Lender Parties, and the Hedge Banks and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

          "Securities Purchase Agreements" means each Securities Purchase Agreement dated July __, 1996 between the Surviving Corporation, PSC and a purchaser of the Subordinated Notes, pursuant to which the Subordinated Notes are issued.

          "Security Agreement" has the meaning specified in Section 3.01(l)(ix).

          "Seller Note" means the promissory note dated July __, 1996 made by PSC Acquisition to the Company.

          "Senior Debt" means Debt incurred by the Borrower pursuant to the Loan Documents and the Hedge Agreements.

          "Single  Employer  Plan" means a single  employer  plan, as defined in
     Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

          "Solvent" and "Solvency" mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and
     (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "SP Holdings" has the meaning specified in the Preliminary Statements.

          "Standby Letter of Credit" means any Letter of Credit issued under the Letter of Credit Facility, other than a Trade Letter of Credit.

          "Subordinated Debt" means the Subordinated Notes and any other Debt of the Borrower that is subordinated to the Obligations of the Borrower under the Loan Documents on, and that otherwise contains, terms and conditions reasonably satisfactory to the Required Lenders.

          "Subordinated Debt Documents" means the Securities Purchase Agreements and all other agreements, indentures and instruments pursuant to which Subordinated Debt is issued.

          "Subordinated Notes" means the subordinated notes of the Borrower in an aggregate principal amount of $30,000,000 issued pursuant to the Securities Purchase Agreements.

          "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or
     (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

          "Subsidiary Guarantors" means each direct or indirect Subsidiary of PSC (other than any Foreign Subsidiary).

          "Subsidiary Guaranty" has the meaning specified Section 3.01(l)(xii).

          "Surviving Corporation" has the meaning specified in the Preliminary Statements.

          "Surviving Debt" has the meaning specified in Section 3.01(e).

          "Swing Line Advance" means an advance made by (a) the Swing Line Bank pursuant to Section 2.01(d) or (b) any Working Capital Lender pursuant to
     Section 2.02(b).

          "Swing Line Bank" means Fleet.

          "Swing Line Borrowing" means a borrowing consisting of a Swing Line Advance made by the Swing Line Bank.

          "Swing Line Facility" has the meaning specified in Section 2.01(d).

          "Tax Certificate" has the meaning specified in Section 5.03(p).

          "Taxes" has the meaning specified in Section 2.12(a).

          "Term A Advance" has the meaning specified in Section 2.01(a).

          "Term A Borrowing" means a borrowing consisting of simultaneous Term A Advances of the same Type made by the Term A Lenders.

          "Term A Commitment" means, with respect to any Term A Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Term A Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as such Lender's "Term A Commitment," as such amount may be reduced at or prior to such time pursuant to Section 2.05.

          "Term A Facility" means, at any time, the aggregate amount of the Term A Lenders' Term Commitments at such time.

          "Term A Lender" means any Lender that has a Term A Commitment.

          "Term A Note" means a promissory note of the Borrower payable to the order of any Term A Lender, in substantially the form of Exhibit A-1 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Term A Advance made by such Lender.

          "Term B Advance" has the meaning specified in Section 2.01(b).

          "Term B Borrowing" means a borrowing consisting of simultaneous Term B Advances of the same Type made by the Term B Lenders.

          "Term B Commitment" means, with respect to any Term B Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Term B Commitment" or, if such Lender has entered into one or more Assignments and Acceptances set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as such Lender's "Term B Commitment," as such amount may be reduced at or prior to such time pursuant to Section 2.04.

          "Term B Facility" means, at any time, the aggregate amount of the Term B Lenders' Term B Commitments at such time.

          "Term B Lender" means any Lender that has a Term B Commitment.

          "Term B Note" means a promissory note of the Borrower payable to the order of any Term B Lender, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Term B Advance made by such Lender.

          "Term Facilities" means the Term A Facility and the Term B Facility.

          "Termination Date" means the earlier of December 31, 2002 and the date of termination in whole of the Term A Commitments, the Term B Commitments, the Letter of Credit Commitments and the Working Capital Commitments pursuant to Section 2.05 or 6.01.

          "Total Debt Ratio" means, at any date, the ratio of the aggregate amount of Debt of PSC and its Subsidiaries on the last day of the most recently completed fiscal quarter of PSC to Consolidated EBITDA for the most recently completed four fiscal quarters of PSC; provided, however, that if such four fiscal quarter period includes any or all of the fiscal quarters ending on September 30, 1995, December 31, 1995, March 31, 1996 or June 30, 1996, Consolidated EBITDA shall be calculated by using the Pro Forma EBITDA for each such fiscal quarter in such four fiscal quarter period; provided, further, that for purposes solely of calculating the aggregate amount of Debt outstanding, the Working Capital Advances shall be deemed to be outstanding in an aggregate principal amount equal to the average principal amount outstanding over the previous two full fiscal quarters.

          "Trade Letter of Credit" means any Letter of Credit that is issued under the Letter of Credit Facility for the benefit of a supplier of Inventory to the Borrower or any of its Subsidiaries to effect payment for such Inventory, the conditions to drawing under which include the presentation to the Issuing Bank of negotiable bills of lading, invoices and related documents sufficient, in the judgment of the Issuing Bank, to create a valid and perfected lien on or security interest in such Inventory, bills of lading, invoices and related documents in favor of the Issuing Bank.

          "Transaction"  means  the  Acquisition,  the  Merger,  the  Securities
     Purchase   Agreements   and  the  Loan   Documents  and  the   transactions
     contemplated thereby.

          "Transition Services Agreement" has the meaning specified in the Purchase Agreement.

          "TxCom" means T.X.C.O.M., S.A., a French corporation.

          "TxCom Agreement" has the meaning specified in the Purchase Agreement.

          "Type" refers to the distinction between Advances bearing interest at the Prime Rate and Advances bearing interest at the Eurodollar Rate.

          "Unused Working Capital Commitment" means, with respect to any Working Capital Lender at any time, (a) such Lender's Working Capital Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all Working Capital Advances, Swing Line Advances and Letter of Credit Advances made by such Lender (in its capacity as a Lender) and outstanding at such time, plus (ii) such Lender's Pro Rata Share of (A) the aggregate Available Amount of all Letters of Credit outstanding at such time, (B) the aggregate principal amount of all Letter of Credit Advances made by the Issuing Bank pursuant to Section 2.03(c) and outstanding at such time and (C) the aggregate principal amount of all Swing Line Advances made by the Swing Line Bank pursuant to Section 2.01(d) and outstanding at such time.

          "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

          "Warrants" means the warrants to purchase 975,000 shares of common stock of PSC issued pursuant to the Securities Purchase Agreements.

          "Welfare Plan" means a welfare plan, as defined in Section 3(1) of ERISA, that is maintained for employees of any Loan Party or in respect of which any Loan Party could have liability.

          "Withdrawal   Liability"  has  the  meaning  specified  in  Part I  of
     Subtitle E of Title IV of ERISA.

          "Working   Capital    Advance"   has   the   meaning    specified   in
     Section 2.01(c).

          "Working   Capital   Borrowing"   means  a  borrowing   consisting  of
     simultaneous Working Capital Advances of the same Type made by the Working Capital Lenders.

          "Working Capital Commitment" means, with respect to any Working Capital Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Working Capital Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as such Lender's "Working Capital Commitment," as such amount may be reduced at or prior to such time pursuant to Section 2.05.

          "Working Capital Facility" means, at any time, the aggregate amount of the Working Capital Lenders' Working Capital Commitments at such time.

          "Working Capital Lender" means any Lender that has a Working Capital Commitment.

          "Working Capital Note" means a promissory note of the Borrower payable to the order of any Working Capital Lender, in substantially the form of Exhibit A-3 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Working Capital Advances made by such Lender.

          "Working Capital Termination Date" means the earlier of June 30, 2001 and the date of the termination in whole of the Term Commitments, the letter of Credit Commitments and the Working Capital Commitments pursuant to Section 2.05 or 6.01.

          SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

          SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(f)(ii) ("GAAP").


                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES
                            AND THE LETTERS OF CREDIT

     SECTION 2.01. The Advances. (a) The Term A Advances. Each Term A Lender severally agrees, on the terms and conditions hereinafter set forth, to make a single advance (a "Term A Advance") to the Borrower on any Business Day during the period from the date hereof until July 30, 1996 in an amount not to exceed such Lender's Term A Commitment at such time. The Term A Borrowing shall consist of Term A Advances made simultaneously by the Term A Lenders ratably according to their Term A Commitments. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed.

     (b) The Term B Advances. Each Term B Lender severally agrees, on the terms and conditions hereinafter set forth, to make a single advance (a "Term B Advance") to the Borrower on any Business Day during the period from the date hereof until July 30, 1996 in an amount not to exceed such Lender's Term B Commitment at such time. The Term B Borrowing shall consist of Term B Advances made simultaneously by the Term B Lenders ratably according to their Term B Commitments. Amounts borrowed under this Section 2.01(b) and repaid or prepaid may not be reborrowed.

     (c) The Working Capital Advances. Each Working Capital Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "Working Capital Advance") to the Borrower from time to time on any Business Day during the period from the date hereof until the Working Capital Termination Date in an amount for each such Advance not to exceed such Lender's Unused Working Capital Commitment at such time. Each Working Capital Borrowing shall be in an aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof (other than a Borrowing the proceeds of which shall be used solely to repay or prepay in full outstanding Swing Line Advances or outstanding Letter of Credit Advances) and shall consist of Working Capital Advances made simultaneously by the Working Capital Lenders ratably according to their Working Capital Commitments. Within the limits of each Working Capital Lender's Unused Working Capital Commitment in effect from time to time, the Borrower may borrow under this Section 2.01(c), prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(c).

     (d) The Swing Line Advances. The Borrower may request the Swing Line Bank to make, and the Swing Line Bank may, if in its sole discretion it elects to do so, make, on the terms and conditions hereinafter set forth, Swing Line Advances to the Borrower from time to time on any Business Day during the period from the date hereof until the Working Capital Termination Date (i) in an aggregate amount not to exceed at any time outstanding $5,000,000 (the "Swing Line Facility") and (ii) in an amount for each such Swing Line Borrowing not to exceed the aggregate of the Unused Working Capital Commitments of the Working Capital Lenders at such time. No Swing Line Advance shall be used for the purpose of funding the payment of principal of any other Swing Line Advance. Each Swing Line Borrowing shall be made as a Base Rate Advance. Within the limits of the Swing Line Facility and within the limits referred to in clause
(ii) above, so long as the Swing Line Bank, in its sole discretion, elects to make Swing Line Advances, the Borrower may borrow under this Section 2.01(d), repay pursuant to Section 2.04(d) or prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(d).

     (e) Letters of Credit. The Issuing Bank agrees, on the terms and conditions hereinafter set forth, to issue letters of credit (the "Letters of Credit") for the account of the Borrower from time to time on any Business Day during the period from the date hereof until 60 days before the Working Capital Termination Date (i) in an aggregate Available Amount for all Letters of Credit not to exceed at any time the Issuing Bank's Letter of Credit Commitment at such time and (ii) in an Available Amount for each such Letter of Credit not to exceed an amount equal to the Unused Working Capital Commitments of the Working Capital Lenders at such time. No Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than the earlier of 60 days before the Working Capital Termination Date and (A) in the case of a Standby Letter of Credit one year after the date of issuance thereof, but may by its terms be renewable annually upon notice (a "Notice of Renewal") given to the Issuing Bank and the Administrative Agent on or prior to any date for notice of renewal set forth in such Letter of Credit but in any event at least three Business Days prior to the date of the proposed renewal of such Standby Letter of Credit and upon fulfillment of the applicable conditions set forth in Article III unless such Issuing Bank has notified the Borrower (with a copy to the Administrative Agent) on or prior to the date for notice of termination set forth in such Letter of Credit but in any event at least 30 Business Days prior to the date of automatic renewal of its election not to renew such Standby Letter of Credit (a "Notice of Termination")) and

(B) in the case of a Trade Letter of Credit, 180 days after the date of issuance thereof; provided that the terms of each Standby Letter of Credit that is automatically renewable annually shall (x) require the Issuing Bank that issued such Standby Letter of Credit to give the beneficiary named in such Standby Letter of Credit notice of any Notice of Termination, (y) permit such beneficiary, upon receipt of such notice, to draw under such Standby Letter of Credit prior to the date such Standby Letter of Credit otherwise would have been automatically renewed and (z) not permit the expiration date (after giving effect to any renewal) of such Standby Letter of Credit in any event to be extended to a date later than 60 days before the Working Capital Termination Date. If either a Notice of Renewal is not given by the Borrower or a Notice of Termination is given by the Issuing Bank pursuant to the immediately preceding sentence, such Standby Letter of Credit shall expire on the date on which it otherwise would have been automatically renewed; provided, however, that even in the absence of receipt of a Notice of Renewal the Issuing Bank may in its discretion, unless instructed to the contrary by the Administrative Agent or the Borrower, deem that a Notice of Renewal had been timely delivered and in such case, a Notice of Renewal shall be deemed to have been so delivered for all purposes under this Agreement. Within the limits of the Letter of Credit Facility, and subject to the limits referred to above, the Borrower may request the issuance of Letters of Credit under this Section 2.01(e), repay any Letter of Credit Advances resulting from drawings thereunder pursuant to
Section 2.03(c) and request the issuance of additional Letters of Credit under this Section 2.01(e).

     SECTION  2.02.  Making the  Advances.  (a) Except as otherwise  provided in
Section 2.02(b) or 2.03, each Borrowing shall be made on notice, given not later than 11:00 A.M. (Boston, Massachusetts time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Eurodollar Rate Advances, or the first Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Prime Rate Advances, by the Borrower to the Administrative Agent, which shall give to each Appropriate Lender prompt notice thereof by telex or telecopier. Each such notice of a Borrowing (a "Notice of Borrowing") shall be by telephone, confirmed immediately in writing, or telex or telecopier, in substantially the form of Exhibit B hereto, specifying therein the requested (i) date of such Borrowing,
(ii) Facility under which such Borrowing is to be made, (iii) Type of Advances comprising such Borrowing, (iv) aggregate amount of such Borrowing and (v) in the case of a Borrowing consisting of Eurodollar Rate Advances, initial Interest Period for each such Advance. Each Appropriate Lender shall, before 11:00 A.M. (Rochester, New York time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing in accordance with the respective Commitments under the applicable Facility of such Lender and the other Appropriate Lenders. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower's Account; provided, however, that, in the case of any Working Capital Borrowing, the Administrative Agent shall first make a portion of such funds equal to the aggregate principal amount of any Swing Line Advances and Letter of Credit Advances made by the Swing Line Bank or the Issuing Bank, as the case may be, and by any other Working Capital Lender and outstanding on the date of such Working Capital Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to the Swing Line Bank or the Issuing Bank, as the case may be, and such other Working Capital Lenders for repayment of such Swing Line Advances and Letter of Credit Advances.

     (b) Each Swing Line Borrowing shall be made on notice, given not later than 11:00 A.M. (Rochester, New York time) on the date of the proposed Swing Line Borrowing, by the Borrower to the Swing Line Bank and the Administrative Agent. Each such notice of a Swing Line Borrowing (a "Notice of Swing Line Borrowing") shall be by telephone, confirmed immediately in writing, or telex or telecopier, specifying therein the requested (i) date of such Borrowing, (ii) amount of such Borrowing and (iii) maturity of such Borrowing (which maturity shall be no later than the seventh day after the requested date of such Borrowing). If, in its sole discretion, it elects to make the requested Swing Line Advance, the Swing Line Bank will make the amount thereof available to the Administrative Agent at the Administrative Agent's Account, in same day funds. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower's Account. Upon written demand by the Swing Line Bank, with a copy of such demand to the Administrative Agent, each other Working Capital Lender shall purchase from the Swing Line Bank, and the Swing Line Bank shall sell and assign to each such other Working Capital Lender, such other Lender's Pro Rata Share of such outstanding Swing Line Advance as of the date of such demand, by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of the Swing Line Bank, by deposit to the Administrative Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Swing Line Advance to be purchased by such Lender. The Borrower hereby agrees to each such sale and assignment. Each Working Capital Lender agrees to purchase its Pro Rata Share of an outstanding Swing Line Advance on (i) the Business Day on which demand therefor is made by the Swing Line Bank, provided that notice of such demand is given not later than 11:00 A.M. (Rochester, New York time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Swing Line Bank to any other Working Capital Lender of a portion of a Swing Line Advance, the Swing Line Bank represents and warrants to such other Lender that the Swing Line Bank is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such Swing Line Advance, the Loan Documents or any Loan Party. If and to the extent that any Working Capital Lender shall not have so made the amount of such Swing Line Advance available to the Administrative Agent, such Working Capital Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Swing Line Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate. If such Lender shall pay to the Administrative Agent such amount for the account of the Swing Line Bank on any Business Day, such amount so paid in respect of principal shall constitute a Swing Line Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Swing Line Advance made by the Swing Line Bank shall be reduced by such amount on such Business Day.

     (c)  Anything  in  subsection (a)  above to the  contrary  notwithstanding,
(i) the  Borrower  may not  select  Eurodollar  Rate  Advances  for the  initial
Borrowing hereunder or for any Borrowing if the aggregate amount of such Borrowing is less than $1,000,000 or if the obligation of the Appropriate Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to
Section 2.09 or Section 2.10 and (ii) the Term A Advances may not be outstanding as part of more than 5 separate Borrowings, the Term B Advances may not be outstanding as part of more than 5 separate Borrowings and the Working Capital Advances made on any date may not be outstanding as part of more than 10 separate Borrowings.

     (d) Each Notice of Borrowing and Notice of Swing Line Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Appropriate Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

     (e) Unless the Administrative Agent shall have received notice from an Appropriate Lender prior to the date of any Borrowing under a Facility under which such Lender has a Commitment that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) or (b) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay or pay to the Administrative Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid or paid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at such time under Section
2.07 to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender's Advance as part of such Borrowing for all purposes.

     (f) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

     SECTION 2.03. Issuance of and Drawings and Reimbursement Under Letters of Credit. (a) Request for Issuance. Each Letter of Credit shall be issued upon notice, given not later than 11:00 A.M. (Rochester, New York time) on the fifth Business Day prior to the date of the proposed issuance of such Letter of Credit, by the Borrower to the Issuing Bank, which shall give to the Administrative Agent and each Working Capital Lender prompt notice thereof by telex or telecopier. Each such notice of issuance of a Letter of Credit (a "Notice of Issuance") shall be by telephone, confirmed immediately in writing, or telex or telecopier, specifying therein the requested (A) date of such issuance (which shall be a Business Day), (B) Available Amount of such Letter of Credit, (C) expiration date of such Letter of Credit, (D)name and address of the beneficiary of such Letter of Credit and (E) form of such Letter of Credit, and shall be accompanied by such application and agreement for letter of credit as the Issuing Bank may specify to the Borrower for use in connection with such requested Letter of Credit (a "Letter of Credit Agreement"). If the requested form of such Letter of Credit is acceptable to the Issuing Bank in its sole discretion, the Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article III, make such Letter of Credit available to the Borrower at its office referred to in Section 8.02 or as otherwise agreed with the Borrower in connection with such issuance. In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

     (b) Letter of Credit Reports. The Issuing Bank shall furnish (A) to the Administrative Agent on the first Business Day of each week a written report summarizing issuance and expiration dates of Letters of Credit issued during the previous week and drawings during such week under all Letters of Credit, (B) to each Working Capital Lender on the first Business Day of each month a written report summarizing issuance and expiration dates of Letters of Credit issued during the preceding month and drawings during such month under all Letters of Credit and (C) to the Administrative Agent and each Working Capital Lender on the first Business Day of each calendar quarter a written report setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Letters of Credit.

     (c) Drawing and Reimbursement. The payment by the Issuing Bank of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by the Issuing Bank of a Letter of Credit Advance, which shall be a Prime Rate Advance, in the amount of such draft. Upon written demand by the Issuing Bank, with a copy of such demand to the Administrative Agent, each Working Capital Lender shall purchase from the Issuing Bank, and the Issuing Bank shall sell and assign to each such Working Capital Lender, such Lender's Pro Rata Share of such outstanding Letter of Credit Advance as of the date of such purchase, by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of the Issuing Bank, by deposit to the Administrative Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Letter of Credit Advance to be purchased by such Lender. Promptly after receipt thereof, the Administrative Agent shall transfer such funds to the Issuing Bank. The Borrower hereby agrees to each such sale and assignment. Each Working Capital Lender agrees to purchase its Pro Rata Share of an outstanding Letter of Credit Advance on (i) the Business Day on which demand therefor is made by the Issuing Bank, provided notice of such demand is given not later than 11:00 A.M. (Rochester, New York time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Issuing Bank to any other Working Capital Lender of a portion of a Letter of Credit Advance, the Issuing Bank represents and warrants to such other Lender that the Issuing Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any liens, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Advance, the Loan Documents or any Loan Party. If and to the extent that any Working Capital Lender shall not have so made the amount of such Letter of Credit Advance available to the Administrative Agent, such Working Capital Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Issuing Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for its account or the account of the Issuing Bank, as applicable. If such Lender shall pay to the Administrative Agent such amount for the account of the Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Letter of Credit Advance made by the Issuing Bank shall be reduced by such amount on such Business Day.

     (d) Failure to Make Letter of Credit Advances. The failure of any Lender to make the Letter of Credit Advance to be made by it on the date specified in
Section 2.03(c) shall not relieve any other Lender of its obligation hereunder to make its Letter of Credit Advance on such date, but no Lender shall be responsible for the failure of any other Lender to make the Letter of Credit Advance to be made by such other Lender on such date.

     SECTION 2.04. Repayment of Advances. (a) Term A Advances. The Borrower shall repay to the Administrative Agent for the ratable account of the Term A Lenders the aggregate outstanding principal amount of the Term A Advances on the following dates in the amounts indicated (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06):






Date                                                                    Amount
- - ----                                                                    ------
March 31, 1997 ........................................               $2,000,000
June 30, 1997 .........................................               $2,000,000
September 30, 1997 ....................................               $2,000,000
December 31, 1997 .....................................               $2,000,000
March 31, 1998 ........................................               $2,500,000
June 30, 1998 .........................................               $2,500,000
September 30, 1998 ....................................               $2,500,000
December 30, 1998 .....................................               $2,500,000
March 31, 1999 ........................................               $3,000,000
June 30, 1999 .........................................               $3,000,000
September 30, 1999 ....................................               $3,000,000
December 31, 1999 .....................................               $3,000,000
March 31, 2000 ........................................               $3,500,000
June 30, 2000 .........................................               $3,500,000
September 30, 2000 ....................................               $3,500,000
December 30, 2000 .....................................               $3,500,000
March 31, 2001 ........................................               $4,500,000
June 30, 2001 .........................................               $6,500,000
provided, however, that the final principal installment shall be repaid on the Working Capital Termination Date and in any event shall be in an amount equal to the aggregate principal amount of the Term A Advances outstanding on such date.

     (b) Term B Advances. The Borrower shall repay to the Administrative Agent for the ratable account of the Term B Lenders the aggregate outstanding principal amount of the Term B Advances on the following dates in the amounts indicated (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06):

Date                                                                     Amount
- - ----                                                                     ------
March 31, 1997 ........................................               $  250,000
June 30, 1997 .........................................               $  250,000
September 30, 1997 ....................................               $  250,000
December 31, 1997 .....................................               $  250,000
March 31, 1998 ........................................               $  250,000
June 30, 1998 .........................................               $  250,000
September 30, 1998 ....................................               $  250,000
December 31, 1998 .....................................               $  250,000
March 31, 1999 ........................................               $  250,000
June 30, 1999 .........................................               $  250,000
September 30, 1999 ....................................               $  250,000
December 31, 1999 .....................................               $  250,000
March 31, 2000 ........................................               $  250,000
June 30, 2000 .........................................               $  250,000
September 30, 2000 ....................................               $  250,000
December 31, 2000 .....................................               $  250,000
March 31, 2001 ........................................               $2,625,000
June 30, 2001 .........................................               $2,625,000
September 30, 2001 ....................................               $2,625,000
December 31, 2001 .....................................               $2,625,000
March 31, 2002 ........................................               $2,625,000
June 30, 2002 .........................................               $2,625,000
September 30, 2002 ....................................               $2,625,000
December 31, 2002 .....................................               $2,625,000
provided,  however,  that the final principal installment shall be repaid on the
Termination  Date and in any event shall be in an amount equal to the  aggregate principal amount of the Term B Advances outstanding on such date.

     (c) Working Capital Advances. The Borrower shall repay to the Administrative Agent for the ratable account of the Working Capital Lenders on the Working Capital Termination Date the aggregate outstanding principal amount of the Working Capital Advances then outstanding.

     (d) Swing Line Advances. The Borrower shall repay to the Administrative Agent for the account of each Swing Line Bank and each other Working Capital Lender that has made a Swing Line Advance the outstanding principal amount of each Swing Line Advance made by each of them on the earlier of the maturity date specified in the applicable Notice of Swing Line Borrowing (which maturity shall be no later than the seventh day after the requested date of such Borrowing) and the Working Capital Termination Date.

     (e) Letter of Credit Advances. (i) The Borrower shall repay to the Administrative Agent for the account of the Issuing Bank and each other Working Capital Lender that has made a Letter of Credit Advance on the earlier of demand and the Working Capital Termination Date the outstanding principal amount of each Letter of Credit Advance made by each of them.

     (ii) The Obligations of the Borrower under this Agreement, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances:

          (A) any lack of validity or enforceability of any Loan Document, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (all of the foregoing being, collectively, the "L/C Related Documents");

          (B) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

          (C) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

          (D) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or

          (E) any exchange, release or non-perfection of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from the Guaranty or any other guarantee, for all or any of the Obligations of the Borrower in respect of the L/C Related Documents.

     SECTION 2.05. Termination or Reduction of the Commitments. (a) Optional. The Borrower may, upon at least three Business Days' notice to the Administrative Agent, terminate in whole or reduce in part the unused portions of the Term A Commitments, the Term B Commitments, the Letter of Credit Facility and the Unused Working Capital Commitments; provided, however, that each partial reduction of a Facility (i) shall be in an aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof and (ii) shall be made ratably among the Appropriate Lenders in accordance with their Commitments with respect to such Facility.

     (b) Mandatory. (i) On the date of the Term A Borrowing, after giving effect to such Term A Borrowing, and from time to time thereafter upon each repayment or prepayment of the Term A Advances, the aggregate Term A Commitments of the Term A Lenders shall be automatically and permanently reduced, on a pro rata basis, by an amount equal to the amount by which the aggregate Term A Commitments immediately prior to such reduction exceed the aggregate unpaid principal amount of the Term A Advances then outstanding.

     (ii) On the date of the Term B Borrowing, after giving effect to such Term B Borrowing, and from time to time thereafter upon each repayment or prepayment of the Term B Advances, the aggregate Term B Commitments of the Term B Lenders shall be automatically and permanently reduced, on a pro rata basis, by an amount equal to the amount by which the aggregate Term B Commitments immediately prior to such reduction exceed the aggregate unpaid principal amount of the Term B Advances then outstanding.

     (iii) On and after the date that all Term A Advances and Term B Advances have been repaid in full, the Working Capital Facility shall be automatically and permanently reduced on each date on which prepayment thereof is required to be made pursuant to Section 2.06(b)(i), (ii) or (iii) in an amount equal to the applicable Reduction Amount, provided that each such reduction of the Working Capital Facility shall be made ratably among the Working Capital Lenders in accordance with their Working Capital Commitments.

     (iv) The Letter of Credit Facility shall be permanently reduced from time to time on the date of each reduction in the Working Capital Facility by the amount, if any, by which the amount of the Letter of Credit Facility exceeds the Working Capital Facility after giving effect to such reduction of the Working Capital Facility.

     SECTION 2.06. Prepayments. (a) Optional. The Borrower may, upon at least one Business Day's notice in the case of Prime Rate Advances and three Business

Days' notice in the case of Eurodollar Rate Advances, in each case to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding aggregate principal amount of the Advances comprising part of the same Borrowing in whole or ratably in part, together with (i) accrued interest to the date of such prepayment on the aggregate principal amount prepaid; provided, however, that (x) each partial prepayment shall be in an aggregate principal amount of $1,000,000 or an integral multiple of $100,000 in excess thereof and (y) no such prepayment of a Eurodollar Rate Advance shall be made other than on the last day of an Interest Period therefor. Each such prepayment of the Term Facilities shall be applied ratably to the Term A Facility and the Term B Facility and to the principal repayment installments of each of the Term A Facility and Term B Facility in inverse order of maturity; provided, however, that if any of the Lenders under either the Term A Facility or the Term B Facility elects to refuse its ratable share of any such prepayment, in accordance with the procedures described in Section 2.06(c), the ratable share of such Lender shall be applied to the Advances of the Lenders under such Term Facility and to the principal repayment installments thereof in inverse order of maturity, or if all Lenders in such Term Facility elect to refuse their ratable share, to the Advances of the Lenders under the other Term Facility and to the principal repayment installments thereof in inverse order of maturity.

     (b) Mandatory. (i) The Borrower shall, on the fifth day following the date the Lender Parties have received or are required to have received (pursuant to Section 5.03(d)) the audited financials of PSC for each fiscal year of the Borrower, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings equal to (x) if the Total Debt Ratio is 3.50:1 or more, 75% of Excess Cash Flow for such Fiscal Year, (y) if the Total Debt Ratio is less than 3.50:1 but more than 2.49:1, 50%, and (z) at all other times, 0% of Excess Cash Flow for such fiscal year. Each such prepayment shall be applied first ratably to the Term A Facility, and the Term B Facility, and to the installments thereof in inverse order of maturity and second to the Working Capital Facility as set forth in clause (vi) below.

     (ii) PSC and the Borrower shall, on the date of receipt of the Net Cash Proceeds by any Loan Party or any of its Subsidiaries from (A) the sale, lease, transfer or other disposition of any assets of any Loan Party or any of its Subsidiaries (other than any sale, lease, transfer or other disposition of assets pursuant to clause (i) of Section 5.02(e)), (B) the incurrence or issuance by any Loan Party or any of its Subsidiaries of any Debt (other than Debt incurred or issued pursuant to clause Section 5.02(b)), (C) the sale or issuance by any Loan Party (other than PSC) or any of the other Subsidiaries of any PSC capital stock or other ownership or profit interest, any securities convertible into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights or options to acquire capital stock or other ownership or profit interest and (D) any Extraordinary Receipt received by or paid to or for the account of any Loan Party or any of its Subsidiaries and not otherwise included in clause (A), (B) or (C) above, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings equal to the amount of such Net Cash Proceeds. Each such prepayment shall be applied first, ratably to the Term A Facility and the Term B Facility and to the installments thereof in inverse order of maturity and second to the Working Capital Facility as set forth in clause (vi) below.

     (iii) PSC and the Borrower shall, on the date of receipt of the Net Cash Proceeds by any Loan Party or any of its Subsidiaries from the sale or issuance by PSC of any capital stock or other ownership or profit interest, any securities convertible into or exchangeable for capital stock or other ownership or profit interest, or any warrants, rights or options to acquire capital stock or other ownership or profit interest, prepay an aggregate principal of the Advances comprising part of the same Borrowings equal to (x) if the Total Debt Ratio is 3.5:1 or more, 100% of the amount of such Net Cash Proceeds to the extent, and only to the extent, that such Net Cash Proceeds are necessary to reduce the Total Debt Ratio to less than 3.5:1 and (y) if the Total Debt Ratio is less than 3.5:1, 0% of such Net Cash Proceeds.

     (iv) The Borrower shall, on each Business Day, prepay an aggregate principal amount of the Working Capital Advances comprising part of the same Borrowings, and the Letter of Credit Advances and the Swing Line Advances equal to the amount by which (A) the sum of the aggregate principal amount of (x) the Working Capital Advances and (y) the Letter of Credit Advances and (z) the Swing Line Advances then outstanding plus the aggregate Available Amount of all Letters of Credit then outstanding exceeds (B) the lesser of the Working Capital Facility and the Borrowing Base on such Business Day.

     (v) The Borrower shall, on each Business Day, pay to the Administrative Agent for deposit in the L/C Cash Collateral Account an amount sufficient to cause the aggregate amount on deposit in such Account to equal the amount by which the aggregate Available Amount of all Letters of Credit then outstanding exceeds the Letter of Credit Facility on such Business Day.

     (vi)  Prepayments of the Working  Capital  Facility made pursuant to clause
(i), (ii) or (iii) above shall be first applied to prepay Letter of Credit Advances then outstanding until such Advances are paid in full, second applied to prepay Swing Line Advances then outstanding until such Advances are paid in full, third applied to prepay Working Capital Advances then outstanding comprising part of the same Borrowings until such Advances are paid in full, and fourth deposited in the L/C Cash Collateral Account to cash collateralize 100% of the Available Amount of the Letters of Credit then outstanding; and, in the case of prepayments of the Working Capital Facility required pursuant to clause
(i) or (ii) above, the amount remaining (if any) after the prepayment in full of the Advances then outstanding and the 100% cash collateralization of the aggregate Available Amount of Letters of Credit then outstanding (the sum of such prepayment amounts, cash collateralization amounts and remaining amount being referred to herein as the "Reduction Amount") may be retained by the Borrower and the Working Capital Facility shall be permanently reduced as set forth in Section 2.05(b)(iii). Upon the drawing of any Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied to reimburse the Issuing Bank or the Working Capital Lenders, as applicable.

     (vii) All prepayments under this subsection (b) shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid.

     (c) Application of Prepayments to the Term A Facility and the Term B Facility. Upon receipt of any amounts to be applied to the prepayment in respect of the Term A Facility and the Term B Facility pursuant to this Section 2.06, the Administrative Agent shall apply such amounts to the prepayment of the Term A Advances and Term B Advance ratably; provided however, that if within five Business Days of receiving notice from the Administrative Agent of a prepayment, any Term A Lender or any Term B Lender notifies the Administrative Agent that it elects to refuse to accept the prepayment of its Term A Advances or its Term B Advances, as the case may be, the Administrative Agent shall apply the portion of such prepayment that would have been allocated to the repayment of such Lender's Term A Advances or the Term B Advances, as the case may be, to the prepayment of the Advances of the other Lenders under the same Term Facility and to the principal repayment installments thereof in inverse order of maturity or, if all Lenders under such Term Facility elect to refuse their ratable share of such prepayment, to the Advances of the Lenders under the other Term Facility and to the principal repayment installments thereof in inverse order of maturity. If any Term A Lender or Term B Lender shall not give notice to the Administrative Agent within such five Business Day period, the Administrative Agent shall assume that such Lender shall have accepted such prepayment.

     SECTION 2.07. Interest. (a) Scheduled Interest. The Borrower shall pay interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

          (i) Prime Rate Advances. During such periods as such Advance is a Prime Rate Advance, a rate per annum equal at all times to the sum of (A) the Prime Rate in effect from time to time plus (B) the Applicable Margin in effect from time to time, payable in arrears monthly on the last day of each month during such periods and on the date such Prime Rate Advance shall be Converted or paid in full.

          (ii) Eurodollar Rate Advances. During such periods as such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (A) the Eurodollar Rate for such Interest Period for such Advance plus (B) the Applicable Margin in effect on the first day of such Interest Period, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

     (b) Default Interest. Upon the occurrence and during the continuance of a Default, the Borrower shall pay interest on (i) the unpaid principal amount of each Advance owing to each Lender, payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) above and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a)(i) or (a)(ii) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable hereunder that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid, in the case of interest, on the Type of Advance on which such interest has accrued pursuant to clause (a)(i) or (a)(ii) above, and, in all other cases, on Prime Rate Advances pursuant to clause (a)(i) above.

     (c) Notice of Interest Rate. Promptly after receipt of a Notice of Borrowing pursuant to Section 2.02(a), the Administrative Agent shall give notice to the Borrower and each Appropriate Lender of the applicable interest rate determined by the Administrative Agent for purposes of clause (a)(i) or
(ii).

     SECTION 2.08. Fees. (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of the Lenders a commitment fee, from the date hereof in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the Termination Date, payable in arrears on the date of the initial Borrowing hereunder, thereafter quarterly on the last Business Day of each March, June, September, and December, commencing September 30, 1996, and on the Termination Date, at a rate per annum equal to the Commitment Fee Percentage on the average daily unused portion of each Appropriate Lender's Term A Commitment and Term B Commitment and on the sum of the average daily Unused Working Capital Commitment of such Lender plus its Pro Rata Share of the average daily outstanding Swing Line Advances during such quarter; provided, however, that any commitment fee accrued with respect to any of the Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Borrower prior to such time; and provided further that no commitment fee shall accrue on any of the Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

     (b)  Letter  of  Credit  Fees,  Etc.  (i)  The  Borrower  shall  pay to the
Administrative Agent for the account of each Working Capital Lender a commission, payable in arrears quarterly on the last Business Day of each March, June, September and December, commencing September 30, 1996, and on the earliest to occur of the full drawing expiration, termination or cancellation of any such Letter of Credit and on the Termination Date, on such Lender's Pro-Rata Share of the average daily aggregate Available Amount during such quarter of all Letters of Credit outstanding from time to time at the rate per annum equal to the Applicable Margin then in effect for Eurodollar Advances under the Working Capital Facility.

     (ii) The Borrower shall pay to the Issuing Bank, for its own account, such commissions, issuance fees, fronting fees, transfer fees and other fees and charges in connection with the issuance or administration of each Letter of Credit as the Borrower and the Issuing Bank shall agree.

     (c)   Administrative   Agent's  Fees.   The  Borrower   shall  pay  to  the
Administrative Agent for its own account such fees as may from time to time be agreed between the Borrower and the Administrative Agent.

     SECTION 2.09. Conversion of Advances. (a) Optional. The Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 11:00 A.M. (Rochester, New York time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.07 and 2.10, Convert all or any portion of the Advances of one Type comprising the same Borrowing into Advances of the other Type; provided, however, that any Conversion of Eurodollar Rate Advances into Prime Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances, any Conversion of Prime Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.02(c), no Conversion of any Advances shall result in more separate Borrowings than permitted under Section 2.02(c) and each Conversion of Advances comprising part of the same Borrowing under any Facility shall be made ratably among the Appropriate Lenders in accordance with their Commitments under such Facility. Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted and
(iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for such Advances. Each notice of Conversion shall be irrevocable and binding on the Borrower.

     (b) Mandatory. (i) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $1,000,000, such Advances shall automatically Convert into Prime Rate Advances.

     (ii) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Administrative Agent will forthwith so notify the Borrower and the Appropriate Lenders, whereupon each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Prime Rate Advance.

     (iii) Upon the occurrence and during the continuance of any Default, (x) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Prime Rate Advance and (y) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.

     SECTION  2.10.  Increased  Costs,  Etc.  (a)  If,  due to  either  (i)  the introduction of or any change (other than any change by way of imposition or increase of) reserve requirements included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender Party of agreeing to make or of making, funding or maintaining Eurodollar Rate Advances or of agreeing to issue or of issuing or maintaining Letters of Credit or of agreeing to make or of making or maintaining Letter of Credit Advances (excluding for purposes of this Section
2.10 any such increased costs resulting from (A) Taxes or Other Taxes (as to which Section 2.12 shall govern) and (B) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender Party is organized or has its Applicable Lending Office or any political subdivision thereof), then the Borrower shall from time to time, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party additional amounts sufficient to compensate such Lender Party for such increased cost; provided, however, that a Lender Party claiming additional amounts under this Section 2.10(a) agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party. A certificate as to the amount of such increased cost, submitted to the Borrower by such Lender Party, shall be conclusive and binding for all purposes, absent manifest error.

     (b) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the amount of capital required or reasonably expected to be maintained by any Lender Party or any corporation controlling such Lender Party as a result of or based upon the existence of such Lender Party's commitment to lend or to issue Letters of Credit hereunder and other commitments of such type or the issuance or maintenance of the Letters of Credit (or similar contingent obligations), then, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender Party, from time to time as specified by such Lender Party, additional amounts sufficient to compensate such Lender Party in the light of such circumstances, to the extent that such Lender Party reasonably determines such increase in capital to be allocable to the existence of such Lender Party's commitment to lend or to issue Letters of Credit hereunder or to the issuance or maintenance of any Letters of Credit. A certificate as to such amounts submitted to the Borrower by such Lender Party shall be conclusive and binding for all purposes, absent manifest error.

     (c) If, with respect to any Eurodollar Rate Advances under any Facility, Lenders owed at least 66-2/3% of the then aggregate unpaid principal amount thereof notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Appropriate Lenders, whereupon (i) each such Eurodollar Rate Advance under any Facility will automatically, on the last day of the then existing Interest Period therefor, Convert into a Prime Rate Advance and
(ii) the obligation of the Appropriate Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lenders have determined that the circumstances causing such suspension no longer exist.

     (d) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Administrative Agent, (i) each Eurodollar Rate Advance under each Facility under which such Lender has a Commitment will automatically, upon such demand, Convert into a Prime Rate Advance and (ii) the obligation of the Appropriate Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist; provided, however, that, before making any such demand, such Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Eurodollar Lending Office if the making of such a designation would allow such Lender or its Eurodollar Lending Office to continue to perform its obligations to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.

     SECTION 2.11. Payments and Computations. (a) The Borrower shall make each payment hereunder and under the Notes, irrespective of any right of counterclaim or set-off (except as otherwise provided in Section 2.15), not later than 11:00 A.M. (Rochester, New York time) on the day when due in U.S. dollars to the Administrative Agent at the Administrative Agent's Account in same day funds. The Administrative Agent will promptly thereafter cause like funds to be distributed (i) if such payment by the Borrower is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder and under the Notes to more than one Lender Party, to such Lender Parties for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lender Parties and (ii) if such payment by the Borrower is in respect of any Obligation then payable hereunder to one Lender Party, to such Lender Party for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to
Section 8.07(d), from and after the effective date of such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender Party assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

     (b) If the Administrative Agent receives funds for application to the Obligations under the Loan Documents under circumstances for which the Loan Documents do not specify the Advances or the Facility to which, or the manner in which, such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each Lender Party ratably in accordance with such Lender Party's proportionate share of the principal amount of all outstanding Advances and the Available Amount of all Letters of Credit then outstanding, in repayment or prepayment of such of the outstanding Advances or other Obligations owed to such Lender Party, and for application to such principal installments, as the Administrative Agent shall direct.

     (c) The Borrower hereby authorizes each Lender Party, if and to the extent payment owed to such Lender Party is not made when due hereunder or, in the case of a Lender, under the Note held by such Lender, to charge from time to time against any or all of the Borrower's accounts with such Lender Party any amount so due.

     (d) All computations of interest, fees and Letter of Credit commissions shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable. Each determination by the Administrative Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.

     (e) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

     (f) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender Party hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender Party on such due date an amount equal to the amount then due such Lender Party. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender Party shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender Party together with interest thereon, for each day from the date such amount is distributed to such Lender Party until the date such Lender Party repays such amount to the Administrative Agent, at the Federal Funds Rate.

     SECTION 2.12. Taxes. (a) Any and all payments by the Borrower hereunder or under the Notes shall be made, in accordance with Section 2.11, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender Party and the Administrative Agent, net income taxes that are imposed by the United States and net income taxes (or franchise taxes imposed in lieu thereof) that are imposed on such Lender Party or the Administrative Agent by the state or foreign jurisdiction under the laws of which such Lender Party or the Administrative Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender Party, net income taxes (or franchise taxes imposed in lieu thereof) that are imposed on such Lender Party by the state or foreign jurisdiction of such Lender Party's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the Notes being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender Party or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender Party or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
(iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

     (b) In addition, the Borrower shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, performing under, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").

     (c) The Borrower shall indemnify each Lender Party and the Administrative Agent for the full amount of Taxes and Other Taxes, and for the full amount of taxes imposed by any jurisdiction on amounts payable under this Section 2.12, imposed on or paid by such Lender Party or the Administrative Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender Party or the Administrative Agent (as the case may be) makes written demand therefor.

     (d) Within 30 days after the date of any payment of Taxes, the Borrower shall furnish to the Administrative Agent, at its address referred to in
Section 8.02, the original receipt of payment thereof or a certified copy of such receipt. In the case of any payment hereunder or under the Notes by or on behalf of the Borrower through an account or branch outside the United States or by or on behalf of the Borrower by a payor that is not a United States person, if the Borrower determines that no Taxes are payable in respect thereof, the
Borrower shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

     (e) Each Lender Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender or Initial Issuing Bank, as the case may be, and on the date of the Assignment and Acceptance pursuant to which it became a Lender Party in the case of each other Lender Party, and from time to time thereafter as requested in writing by the Borrower or the Administrative Agent (but only so long thereafter as such Lender Party remains lawfully able to do so), provide each of the Administrative Agent and the Borrower with two original Internal Revenue Service forms 1001 or 4224, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Notes. If the forms provided by a Lender Party at the time such Lender Party first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Assignment and Acceptance pursuant to which a Lender Party becomes a party to this Agreement, the Lender Party assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender Party assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form 1001 or

     Lender Party reasonably considers to be confidential, the Lender Party shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

     (f) For any period with respect to which a Lender Party has failed to provide the Borrower with the appropriate form described in subsection (e) (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under subsection (e)), such Lender Party shall not be entitled to indemnification under subsection (a) or (c) with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender Party become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender Party shall reasonably request to assist such Lender Party to recover such Taxes.

     (g) Any Lender Party claiming any additional amounts payable pursuant to this Section 2.12 agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Eurodollar Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party.

     SECTION 2.13. Sharing of Payments, Etc. If any Lender Party shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) (a) on account of Obligations due and payable to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender Party at such time to (ii) the aggregate amount of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time obtained by all the Lender Parties at such time or (b) on account of Obligations owing (but not due and payable) to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender Party at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time obtained by all of the Lender Parties at such time, such Lender Party shall forthwith purchase from the other Lender Parties such participations in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender Party, such purchase from each other Lender Party shall be rescinded and such other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such Lender Party's ratable share (according to the proportion of (i) the purchase price paid to such Lender Party to (ii) the aggregate purchase price paid to all Lender Parties) of such recovery together with an amount equal to such Lender Party's ratable share (according to the proportion of (i) the amount of such other Lender Party's required repayment to (ii) the total amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so

The Borrower agrees that any Lender Party so purchasing a participation from another Lender Party pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender Party were the direct creditor of the Borrower in the amount of such participation.

     SECTION 2.14. Use of Proceeds. The proceeds of the Advances and issuances of Letters of Credit shall be available (and the Borrower agrees that it shall use such proceeds and Letters of Credit) solely to pay to the Company and the other owners of the Acquired Assets and Liabilities the consideration to be received by them from PSC and PSC Acquisition pursuant to the Purchase Agreement, pay transaction fees and expenses and provide working capital for PSC and its Subsidiaries.

     SECTION 2.15.  Defaulting Lenders.  (a) In the event that, at any one time,
(i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Advance to the Borrower and (iii) the Borrower shall be required to make any payment hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower may, so long as no Default shall occur or be continuing at such time and to the fullest extent permitted by applicable law, set off and otherwise apply the Obligation of the Borrower to make such payment to or for the account of such Defaulting Lender against the obligation of such Defaulting Lender to make such Defaulted Advance. In the event that, on any date, the Borrower shall so set off and otherwise apply its obligation to make any such payment against the obligation of such Defaulting Lender to make any such Defaulted Advance on or prior to such date, the amount so set off and otherwise applied by the Borrower shall constitute for all purposes of this Agreement and the other Loan Documents an Advance by such Defaulting Lender made on the date under the Facility pursuant to which such Defaulted Advance was originally required to have been made pursuant to
Section 2.01. Such Advance shall be a Prime Rate Advance and shall be considered, for all purposes of this Agreement, to comprise part of the Borrowing in connection with which such Defaulted Advance was originally required to have been made pursuant to Section 2.01, even if the other Advances comprising such Borrowing shall be Eurodollar Rate Advances on the date such Advance is deemed to be made pursuant to this subsection (a). The Borrower shall notify the Administrative Agent at any time the Borrower exercises its right of set-off pursuant to this subsection (a) and shall set forth in such notice (A) the name of the Defaulting Lender and the Defaulted Advance required to be made by such Defaulting Lender and (B) the amount set off and otherwise applied in respect of such Defaulted Advance pursuant to this subsection (a). Any portion of such payment otherwise required to be made by the Borrower to or for the account of such Defaulting Lender which is paid by the Borrower, after giving effect to the amount set off and otherwise applied by the Borrower pursuant to this subsection (a), shall be applied by the Administrative Agent as specified in subsection (b) or (c) of this Section 2.15.

     (b) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Amount to the Administrative Agent or any of the other Lender Parties and (iii) the Borrower shall make any payment hereunder or under any other Loan Document to the Administrative Agent for the account of such Defaulting Lender, then the Administrative Agent may, on its behalf or on behalf of such other Lender Parties and to the fullest extent permitted by applicable law, apply at such time the amount so paid by the Borrower to or for the account of such Defaulting Lender to the payment of each such Defaulted Amount to the extent required to pay such Defaulted Amount. In the event that the Administrative Agent shall so apply any such amount to the payment of any such Defaulted Amount on any date, the amount so applied by the Administrative Agent shall constitute for all purposes of this Agreement and the other Loan Documents payment, to such extent, of such Defaulted Amount on such date. Any such amount so applied by the Administrative Agent shall be retained by the Administrative Agent or distributed by the Administrative Agent to such other Lender Parties, ratably in accordance with the respective portions of such Defaulted Amounts payable at such time to the Administrative Agent and such other Lender Parties and, if the amount of such payment made by the Borrower shall at such time be insufficient to pay all Defaulted Amounts owing at such time to the Administrative Agent and the other Lender Parties, in the following order of priority:

          (i) first, to the Administrative Agent for any Defaulted Amount then owing to the Administrative Agent; and

          (ii) second, to the Lender Parties for any Defaulted Amounts then owing to such Lender Parties, ratably in accordance with such respective Defaulted Amounts then owing to such Lender Parties.

Any portion of such amount paid by the Borrower for the account of such Defaulting Lender remaining, after giving effect to the amount applied by the Administrative Agent pursuant to this subsection (b), shall be applied by the Administrative Agent as specified in subsection (c) of this Section 2.15.

     (c) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall not owe a Defaulted Advance or a Defaulted Amount and (iii) the Borrower, the Administrative Agent or any other Lender Party shall be required to pay or distribute any amount hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower or such other Lender Party shall pay such amount to the Administrative Agent to be held by the Administrative Agent, to the fullest extent permitted by applicable law, in escrow or the Administrative Agent shall, to the fullest extent permitted by applicable law, hold in escrow such amount otherwise held by it. Any funds held by the Administrative Agent in escrow under this subsection (c) shall be deposited by the Administrative Agent in an account with Fleet, in the name and under the control of the Administrative Agent, but subject to the provisions of this subsection (c). The terms applicable to such account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be Fleet's standard terms applicable to escrow accounts maintained with it. Any interest credited to such account from time to time shall be held by the Administrative Agent in escrow under, and applied by the Administrative Agent from time to time in accordance with the provisions of, this subsection (c). The Administrative Agent shall, to the fullest extent permitted by applicable law, apply all funds so held in escrow from time to time to the extent necessary to make any Advances required to be made by such Defaulting Lender and to pay any amount payable by such
Defaulting Lender hereunder and under the other Loan Documents to the Administrative Agent or any other Lender Party, as and when such Advances or amounts are required to be made or paid and, if the amount so held in escrow shall at any time be insufficient to make and pay all such Advances and amounts required to be made or paid at such time, in the following order of priority:

          (i) first, to the Administrative Agent for any amount then due and payable by such Defaulting Lender to the Administrative Agent hereunder;

          (ii) second, to the Lender Parties for any amount then due and payable by such Defaulting Lender to such Lender Parties hereunder, ratably in accordance with such respective amounts then due and payable to such Lender Parties; and

          (iii) third, to the Borrower for any Advance then required to be made by such Defaulting Lender pursuant to a Commitment of such Defaulting Lender.

In the event that any Lender Party that is a Defaulting Lender shall, at any time, cease to be a Defaulting Lender, any funds held by the Administrative Agent in escrow at such time with respect to such Lender Party shall be distributed by the Administrative Agent to such Lender Party and applied by such Lender Party to the Obligations owing to such Lender Party at such time under this Agreement and the other Loan Documents ratably in accordance with the respective amounts of such Obligations outstanding at such time.

          (d) The rights and  remedies  against a  Defaulting  Lender under this
     Section 2.15 are in addition to other rights and remedies that the Borrower may have against such Defaulting Lender with respect to any Defaulted Advance and that the Administrative Agent or any Lender Party may have against such Defaulting Lender with respect to any Defaulted Amount.


                                   ARTICLE III

                             CONDITIONS OF LENDING

     SECTION 3.01. Conditions Precedent to Initial Extension of Credit. The obligation of each Lender to make an Advance or of the Issuing Bank to issue a Letter of Credit on the occasion of the Initial Extension of Credit hereunder is subject to the satisfaction of the following conditions precedent before or concurrently with the Initial Extension of Credit:

          (a) The Acquisition shall have been consummated substantially in accordance with the terms of the Purchase Agreement, without any waiver or amendment not consented to by the Lender Parties of any term, provision or condition set forth therein, and in compliance with all applicable laws and all necessary approvals; the Merger shall have been consummated substantially in accordance with the terms of the Merger Agreement, without any waiver or amendment not consented to by the Lender Parties of any term, provision or condition set forth therein, and the Lender Parties shall be satisfied that any applicable state takeover law and any supermajority provisions in the charter of Scanning are not applicable to the Merger or that any conditions to avoiding such restrictions have been satisfied.

          (b) Each of the Merger Agreement and the Purchase Agreement shall be in full force and effect.

          (c) The Lender Parties shall be reasonably satisfied with the corporate and legal structure and capitalization of each Loan Party and each of its Subsidiaries, including the terms and conditions of the charter, bylaws and each class of capital stock of each Loan Party and each such Subsidiary and of each agreement or instrument relating to such structure or capitalization.

          (d) The Borrower shall have received at least $30,000,000 in gross cash proceeds from the sale of the Subordinated Notes and the principal amount of the Seller Note shall not be in excess of $5,000,000.

          (e) The Lender Parties shall be satisfied that all Existing Debt, other than the Debt identified on Schedule 3.01(e) (the "Surviving Debt"), has been prepaid, redeemed or defeased in full or otherwise satisfied and extinguished and that all such Surviving Debt shall be on terms and conditions satisfactory to the Lender Parties.

          (f) There shall have occurred no material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of (i) either PSC and its Subsidiaries, taken as a whole, since December 31, 1995, or (ii) PSC Acquisition, on an individual basis, or (iii) either Scanning and its Subsidiaries taken as a whole, or the Acquired Assets and Liabilities, since December 31, 1995.

          (g) Other than the litigation described in Schedule 3.01(g) (the "Disclosed Litigation"), there shall exist no action, suit, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental or regulatory agency or authority that (i) could reasonably be expected to (A) have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of PSC and its Subsidiaries, taken as a whole, PSC Acquisition, on an individual basis, the Company and its Subsidiaries, taken as a whole, or any of the Acquired Assets and Liabilities,
     (B) materially adversely affect the ability of the Borrower or any Guarantor to perform its obligations under the Loan Documents or
     (C) materially adversely affect the rights and remedies of the Administrative Agent and the Lender Parties under the Loan Documents or
     (ii) purports to materially adversely affect any aspect of the Transaction or the Facilities (collectively, a "Material Adverse Effect"); and there shall have been no material adverse change in the status, or financial effect on the Borrower or any of its Subsidiaries or Scanning or any of its Subsidiaries, of the Disclosed Litigation from that described on Schedule 3.01(g).

          (h) All governmental and third party consents and approvals necessary in connection with each aspect of the Purchase Agreement, the Acquisition, the Merger, the Securities Purchase Agreements and the Facilities shall have been obtained (without the imposition of any conditions that are not acceptable to the Initial Lenders) and shall remain in effect; all applicable waiting periods shall have expired without any adverse action being taken by any competent authority; and no law or regulation shall be applicable in the reasonable judgment of the Lender Parties that restrains, prevents or imposes materially adverse conditions upon any aspect of the Purchase Agreement, the Acquisition, the Merger, the Securities Purchase Agreements or the Facilities.

          (i) The Lender Parties shall have completed a due diligence investigation of PSC, and its Subsidiaries and Scanning in scope, and with results, reasonably satisfactory to the Lender Parties, and nothing shall have come to the attention of the Lender Parties during the course of such due diligence investigation to lead them to believe (i) that the Information Memorandum was or has become misleading, incorrect or incomplete in any material respect, (ii) that, following the consummation of the Acquisition, the Borrower and its Subsidiaries would not have good and marketable title to all material assets of Scanning and its
     Subsidiaries reflected in the Information Memorandum and (iii) that the Acquisition will have a Material Adverse Effect; without limiting the generality of the foregoing, the Lender Parties shall have been given such access to the management, records, books of account, contracts and properties of PSC, its Subsidiaries and Scanning as they shall have requested.

          (j) All of the information provided by or on behalf of PSC or any of its Subsidiaries or by or on behalf of the Company or any of its Subsidiaries to the Administrative Agent and the Lender Parties prior to their commitment in respect of the Facilities (the "Pre-Commitment Information") shall be true and correct in all material aspects, and no development or change shall have occurred, and no additional information shall have come to the attention of the Administrative Agent or the Lenders, that (i) has resulted in or could reasonably be expected to result in a material change in, or material deviation from, the Pre-Commitment Information or (ii) has had or could reasonably be expected to have a Material Adverse Effect.

          (k) The Borrower shall have paid all accrued fees and expenses of the Administrative Agent and the Lender Parties (including the accrued fees and expenses of counsel to the Administrative Agent and M&T).

          (l) The Administrative Agent shall have received on or before the day of the Initial Extension of Credit the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Administrative Agent (unless otherwise specified) and (except for the Notes) in sufficient copies for each Lender Party:

               (i) The Notes payable to the order of the Lenders.

               (ii) Certified copies of (A) the resolutions of the Board of Directors of the Borrower, Scanning, PSC and each other Loan Party approving the Acquisition, the Merger, this Agreement, the Notes, each other Loan Document and each Related Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the Acquisition, the Merger, this Agreement, the Notes, each other Loan Document and each Related Document and (B) the resolution of the Board of Directors of COMIDA approving the New York Mortgage.

               (iii) (A) A copy of the charter of the Borrower, Scanning, the Company and each other Loan Party and each amendment thereto, certified (as of a date reasonably near the date of the Initial Extension of Credit) by the Secretary of State of the jurisdiction of its incorporation as being a true and correct copy thereof and (B) a copy of the organizational documents of COMIDA and each amendment thereto, certified (as of a date reasonably near the date of the Initial Extension of Credit) by the appropriate agency of the State of New York as being a true and correct copy thereof.

               (iv) A copy of a certificate of the Secretary of State of the jurisdiction of its incorporation, dated within 7 days of the date of the Initial Extension of Credit, listing the charter of the Borrower, PSC, Scanning, the Company and each other Loan Party and each amendment thereto on file in his office and certifying that (A) such amendments are the only amendments to the Borrower's, PSC's,
          Scanning's  or such other Loan Party's  charter on file in his office,
          (B) the Borrower, PSC, Scanning and each other Loan Party have paid all franchise taxes to the date of such certificate and (C) the Borrower, PSC, Scanning and each other Loan Party are duly incorporated and in good standing under the laws of the State of the jurisdiction of its incorporation.

               (v) A copy of a certificate of the Secretary of State of each State listed on Schedule 3.01(l)(vi), dated reasonably near the date of the Initial Extension of Credit, stating that PSC and Scanning are duly qualified and in good standing as foreign corporations in such State and have filed all annual reports required to be filed to the date of such certificate.

               (vi) Copies of a certificate of merger or other confirmation from the Secretary of State of the State of Delaware of the consummation of the Merger.

               (vii) A certificate of the Borrower, PSC, Scanning and each other Loan Party signed on behalf of the Borrower, PSC, Scanning and such other Loan Party by its President or a Vice President and its Secretary or any Assistant Secretary, dated the date of the Initial Extension of Credit (the statements made in which certificate shall be true on and as of the date of the Initial Extension of Credit), certifying as to (A) the absence of any amendments to the charter of the Borrower, PSC, Scanning or such other Loan Party since the date of the Secretary of State's certificate referred to in
          Section 3.01(l)(iv), (B) a true and correct copy of the bylaws of the Borrower, PSC, Scanning and such other Loan Party as in effect on the date of the Initial Extension of Credit, (C) the due incorporation and good standing of each of the Borrower, PSC, Scanning and such other Loan Party as a corporation organized under the laws of the jurisdiction of its incorporation, and the absence of any proceeding for the dissolution or liquidation of the Borrower, PSC, Scanning or such other Loan Party, (D) the truth of the representations and warranties contained in the Loan Documents as though made on and as of the date of the Initial Extension of Credit and (E) the absence of any event occurring and continuing, or resulting from the Initial Extension of Credit, that constitutes a Default.

               (viii) A certificate of the Secretary or an Assistant Secretary of the Borrower, PSC, Scanning and each other Loan Party certifying the names and true signatures of the officers of the Borrower, PSC, Scanning and such other Loan Party authorized to sign this Agreement, the Notes, each other Loan Document and each Related Document to which they are or are to be parties and the other documents to be delivered hereunder and thereunder.

               (ix) A security agreement in substantially the form of Exhibit D (together with each other security agreement delivered pursuant to Section 5.01(o), in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Security Agreement"), duly executed by the Borrower, PSC and each Subsidiary Guarantor, together with:

                         (A) certificates representing the Pledged Shares referred to therein accompanied by undated stock powers executed in blank and instruments evidencing the Pledged
                    Debt   referred   to   therein   indorsed   in  blank,

                         (B) acknowledgment  copies or stamped receipt copies of
                    proper financing statements, duly filed on or before the day of the Initial Extension of Credit (or other confirmation reasonably satisfactory to the Administrative Agent of such filing) under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Security Agreement, covering the Collateral described in the Security Agreement,

                         (C) completed requests for information, dated on or before the date of the Initial Extension of Credit, listing the financing statements referred to in clause (B) above and all other effective financing statements filed in the jurisdictions referred to in clause (B) above that name the Borrower, the Company or any other Loan Party as debtor, together with copies of such other financing statements,

                         (D) evidence of the completion of all other  recordings
                    and filings of or with respect to the Security Agreement that the Administrative Agent may deem necessary or reasonably desirable in order to perfect and protect the Liens created thereby,

                         (E) evidence of the insurance  required by the terms of
                    the Security Agreement,

                         (F) copies of the  Assigned  Agreements  referred to in
                    the Security Agreement, together with a consent to such assignment, in substantially the form of Exhibit C to the Security Agreement, duly executed by each party to such Assigned Agreements other than the Borrower, and

                         (G) evidence that all other action that the Administrative Agent may deem necessary or reasonably desirable in order to perfect and protect the first priority liens and security interests created under the Security Agreement has been taken.

               (x) An intellectual property security agreement in substantially the form of Exhibit E (together with each other intellectual property security agreement delivered pursuant to Section 5.01(o), in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Intellectual Property Security Agreement"), duly executed by the Borrower, PSC and each Subsidiary Guarantor, together with evidence that all action that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Intellectual Property Security Agreement has been taken.
               (xi) (A) Deed of trust, trust deed, mortgage, leasehold mortgage and leasehold deed of trust in substantially the form of Exhibit F-1 and covering the properties listed on Schedule 3.01(l)(xi) and located in the State of New York (as amended, supplemented or otherwise modified from time to time, the "New York Mortgage"), duly executed by PSC, and a deed of trust, trust deed, mortgage, leasehold mortgage and leasehold deed of trust in substantially the form of Exhibit F-2 and covering the properties listed on Schedule 3.10(l)(xi) and located in the State of Oregon (as amended, supplemented or otherwise modified from time to time, the "Oregon Deed of Trust"), duly executed by the Borrower, together with:

                    (A) evidence that  counterparts  of the Mortgages  have been duly recorded on or before the day of the Initial Extension of Credit in all filing or recording offices that the Administrative Agent may deem necessary or desirable in order to create a valid first and subsisting Lien on the property described therein in favor of the Secured Parties and that all filing and recording taxes and fees have been paid,

                    (B) fully  paid  American  Land Title  Association  Lender's
               Extended Coverage title insurance policies (the "Mortgage Policies") in form and substance, with endorsements and in amount acceptable to the Administrative Agent, issued, coinsured and reinsured by title insurers acceptable to the Administrative Agent, insuring the Mortgages to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics' and materialmen's Liens) and encumbrances, excepting only Permitted

               Encumbrances, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents and for mechanics' and materialmen's Liens) and such coinsurance and direct access reinsurance as the Administrative Agent may deem necessary or desirable,

                    (C) American Land Title  Association form surveys,  dated no more than 30 days before the day of the Initial Extension of Credit, certified to the Administrative Agent and the issuer of the Mortgage Policies in a manner reasonably satisfactory to the Administrative Agent by a land surveyor duly registered and licensed in the States in which the property described in such surveys is located and acceptable to the Administrative Agent, showing all buildings and other improvements, any off-site improvements, the location of any easements, parking spaces, rights of way, building set-back lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects reasonably acceptable to the Administrative Agent,

                    (D) such consents and  agreements of lessors and other third parties, and such estoppel letters and other confirmations, as the Administrative Agent may deem necessary or desirable,

                    (E) evidence of the  insurance  required by the terms of the
               Mortgages,

                    (F) signed copies of proper financing  statements for filing under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Mortgages in fixtures, and

                    (G) evidence  that all other action that the  Administrative
               Agent may deem necessary or desirable in order to create valid first and subsisting Liens on the property described in the Mortgages has been taken.


          hereafter amended, the "Subsidiary Guaranty," duly executed by each Subsidiary Guarantor.

               (xiii) An assumption agreement in substantially the form of Exhibit H (the "Assumption Agreement"), duly executed by the Surviving Corporation.

               (xiv) (A) Certified copies of each of the Related  Documents,  in each case duly executed by the parties thereto and in form and substance reasonably satisfactory to the Lender Parties, together with all agreements, instruments and other documents delivered in connection therewith, and a certificate of PSC to the effect that the aggregate amount of transaction fees payable pursuant to the Transaction does not exceed the amount previously disclosed in the Pre-Commitment Information and (B) certified copies of notices (the "IRB Notices"), in form and substance reasonably acceptable to the Administrative Agent, of the redemption on January 1, 1997 of the industrial revenue bonds issued pursuant to the IRB Documents.

               (xv) Such financial, business and other information regarding each Loan Party and its Subsidiaries as the Lender Parties shall have reasonably requested, including, without limitation, information as to possible contingent liabilities, tax matters, environmental matters, obligations under Plans, Multiemployer Plans and Welfare Plans, collective bargaining agreements and other arrangements with employees, audited annual financial statements dated December 31, 1995, interim financial statements dated the end of the most recent fiscal quarter for which financial statements are available (or, in the event the Lender Parties' due diligence review reveals material changes since such financial statements, as of a later date within 45 days of the day of the Initial Extension of Credit), pro forma financial statements as to the Borrower and forecasts prepared by management of PSC, in form and substance reasonably satisfactory to the Lender Parties.

               (xvi) Certificates, in substantially the form of Exhibit I, attesting to the Solvency of each Loan Party after giving effect to the Acquisition, the Merger and the other transactions contemplated hereby, from its chief financial officer.

               (xvii) The environmental assessment reports listed on Schedule 3.01(l)(xvii).

               (xviii) Evidence of insurance naming the Administrative Agent as insured and loss payee with such responsible and reputable insurance companies or associations, and in such amounts and covering such risks, as is reasonably satisfactory to the Lender Parties, including, without limitation, business interruption insurance.

               (xix) Certified copies of each employment agreement and other compensation arrangement with each executive officer of any Loan Party or any of its Subsidiaries.

               (xx) Certified copies of all Material Contracts of each Loan Party and its Subsidiaries.

               (xxi) A special warranty deed from the Company to Scanning, in form and substance satisfactory to the Administrative Agent, conveying to Scanning (i) all the Company's present right, title and interest in and to the IRB Property and (ii) all right, title and interest that the Company may thereafter acquire in and to the IRB Property.

               (xxii) Borrowing Base Certificate.


               (xxiii) (A) A favorable opinion of Boylan, Brown, Code, Fowler, Vigdor & Wilson, counsel for the Borrower, in substantially the form of Exhibit J hereto and as to such other matters as any Lender Party through the Administrative Agent may reasonably request, (B) a favorable opinion of Fried, Frank, Harris, Shriver & Jacobson, intellectual property counsel to the Loan Parties, in form and substance reasonably satisfactory to the Lender Parties, (C) a letter from Dechert Price & Rhoads, counsel for SP Holdings and the Company, authorizing the Lender Parties and the Administrative Agent to rely on their opinion delivered pursuant to the Purchase Agreement and (D) a favorable opinion of Gates & Adams, counsel for COMIDA, in form and substance reasonably satisfactory to the Lender Parties.

               (xxiv) A favorable opinion of Stoel, Rives local counsel to the Lender Parties in Oregon in substantially the form of Exhibit K hereto and as to such other matters as any Lender Party through the Administrative Agent may reasonably request.

               (xxv) A favorable opinion of Pennie & Edmonds, intellectual property counsel to the Lender Parties, in substantially the form of Exhibit L hereto and as to such other matters as any Lender Party through the Administrative Agent may reasonably request.

               (xxvi) A favorable  opinion of Shearman &  Sterling,  counsel for
          the   Administrative   Agent,   in  form  and   substance   reasonably
          satisfactory to the Administrative Agent.

          (m) PSC shall have paid in full all amounts due to M&T under the terms of the $20,000,000 Amended and Restated Credit Facility Agreement dated as of September 28, 1995, provided to PSC by M&T and shall have terminated the commitment, and all other obligations, of M&T thereunder.

     SECTION 3.02. Conditions Precedent to Each Borrowing and Issuance. The obligation of each Appropriate Lender to make an Advance (other than a Letter of Credit Advance made by the Issuing Bank or a Working Capital Lender pursuant to
Section 2.03(c) and a Swing Line Advance made by a Working Capital Lender pursuant to Section 2.02(b) on the occasion of each Borrowing (including the Initial Extension of Credit), and the obligation of the Issuing Bank to issue a Letter of Credit (including the initial issuance) or renew a Letter of Credit, and the right of the Borrower to request a Swing Line Borrowing or the issuance or renewal of a Letter of Credit shall be subject to the further conditions precedent that on the date of such Borrowing or issuance or renewal (a) the following statements shall be true and the Administrative Agent shall have received for the account of such Lender Party or the Issuing Bank a certificate signed by a duly authorized officer of the Borrower, dated the date of such Borrowing or issuance or renewal, stating that (and each of the giving of the applicable Notice of Borrowing, Notice of Swing Line Borrowing or Notice of Issuance or Notice of Renewal and the acceptance by the Borrower of the proceeds of such Borrowing or of such Letter of Credit or the renewal of such Letter of Credit shall constitute a representation and warranty by the Borrower that both on the date of such notice and on the date of such Borrowing or issuance or renewal such statements are true):

          (i) the representations and warranties contained in each Loan Document are correct on and as of such date, before and after giving effect to such Borrowing or issuance or renewal and to the application of the proceeds therefrom, as though made on and as of such date;

          (ii) no event has occurred and is continuing, or would result from such Borrowing or issuance or renewal or from the application of the proceeds therefrom, that constitutes a Default; and

          (iii) for each Working Capital Advance or Swing Line Advance made by the Swing Line Bank or issuance or renewal of any Letter of Credit, the Borrowing Base exceeds the aggregate principal amount of the Working Capital Advances plus Swing Line Advances plus Letter of Credit Advances to be outstanding plus the aggregate Available Amount of all Letters of Credit then outstanding after giving effect to such Advance or issuance or renewal, respectively;

and (b) the Administrative Agent shall have received such other approvals, opinions or documents as any Appropriate Lender through the Administrative Agent may reasonably request.

     SECTION 3.03. Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender Party shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender Parties unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender Party prior to the Initial Extension of Credit specifying its objection thereto and if the Initial Extension of Credit consists of a Borrowing, such Lender Party shall not have made available to the Administrative Agent such Lender Party's ratable portion of such Borrowing.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     SECTION 4.01. Representations and Warranties of PSC and the Borrower. Each of PSC and the Borrower represents and warrants as follows:

          (a) Each Loan Party (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed could not reasonably be expected to have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding capital stock of the Borrower has been validly issued, is fully paid and non-assessable and is owned by PSC free and clear of all Liens, except those created under the Collateral Documents.

          (b) Set forth on Schedule 4.01(b) hereto is a complete and accurate list of all Subsidiaries of each Loan Party, showing as of the date hereof (as to each such Subsidiary) the jurisdiction of its incorporation, the number of shares of each class of capital stock authorized, and the number outstanding, on the date hereof and the percentage of the outstanding shares of each such class owned (directly or indirectly) by such Loan Party and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the date hereof. All of the outstanding capital stock of all of such Subsidiaries has been validly issued, is fully paid and non-assessable and is owned by such Loan Party or one or more of its Subsidiaries free and clear of all Liens, except those created under the Loan Documents. Each such Subsidiary (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed could not reasonably be expected to have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (c) The execution, delivery and performance by each Loan Party of this Agreement, the Notes, each other Loan Document and each Related Document to which it is or is to be a party, and the consummation of the Merger and the other transactions contemplated hereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or bylaws,
     (ii)violate  any  law  (including,   without  limitation,  the  Securities
     Exchange Act of 1934 and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could reasonably be expected to have a Material Adverse Effect.

          (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of this Agreement, the Notes, any other Loan Document or any Related Document to which it is or is to be a party, or for the consummation of the Acquisition, the Merger or the other transactions contemplated hereby, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof) or (iv)the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices and filings listed on Schedule 4.01(d), all of which have been duly obtained, taken, given or made and are in full force and effect. All applicable waiting periods in connection with the Acquisition, the Merger and the other transactions contemplated hereby have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon the Acquisition, the Merger or the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

          (e) This Agreement has been, and each of the Notes, each other Loan Document and each Related Document when delivered hereunder will have been, duly executed and delivered by each Loan Party thereto. This Agreement is, and each of the Notes, each other Loan Document and each Related Document when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms.

          (f) (i) The Consolidated and consolidating balance sheets of the Company and its Subsidiaries as at December 31, 1995, and the related Consolidated and consolidating statements of income and Consolidated statement of cash flows of the Company and its Subsidiaries for the fiscal year then ended, accompanied by (in the case of such consolidated financial statements) an opinion of Coopers & Lybrand, independent public accountants, and the Consolidated balance sheet of the Company and its Subsidiaries as at March 31, 1996, and the related Consolidated statement of income and Consolidated statement of cash flows of the Company and its Subsidiaries for the three months then ended, duly certified by the chief executive officer or the chief financial officer of the Company, copies of which have been furnished to each Lender Party, fairly present, subject, in the case of said balance sheet as at March 31, 1996, and said statements of income and cash flows for the three months then ended, to year-end audit adjustments, the Consolidated (and, with respect to the balance sheets dated December 31, 1995, consolidating) financial condition of the Company and its Subsidiaries as at such dates and the Consolidated (and, with respect to the statements of income dated December 31, 1995, consolidating) results of the operations of the Company and its Subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles applied on a consistent basis, and since December 31, 1995, there has been no Material Adverse Change.

          (ii) The Consolidated and consolidating balance sheets of PSC and its Subsidiaries as at December 31, 1995, and the related Consolidated and consolidating statements of income and Consolidated statement of cash flows of PSC and its Subsidiaries for the fiscal year then ended, accompanied by (in the case such Consolidated financial statements) an opinion of Arthur Anderson, independent public accountants, and the Consolidated balance sheet of PSC and its Subsidiaries as at March 31, 1996, and the related Consolidated statement of income and Consolidated statement of cash flows of PSC and its Subsidiaries for the three months then ended, duly certified by the chief financial officer of PSC, copies of which have been furnished to each Lender Party, fairly present, subject, in the case of said balance sheets as at March 31, 1996, and said statements of income and cash flows for the three months then ended, to year-end audit adjustments, the Consolidated (and, with respect to the balance sheets dated December 31, 1995, consolidating) financial condition of PSC and its Subsidiaries as at such dates and the Consolidated (and, with respect to the statements of income dated December 31, 1995, consolidating) results of the operations of PSC and its Subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles applied on a consistent basis, and since December 31, 1995, there has been no Material Adverse Change.


          (g) The Consolidated pro forma balance sheet of PSC and its Subsidiaries as at March 31, 1996, and the related Consolidated pro forma statement of income and cash flows of PSC and its Subsidiaries for the three months then ended, certified by the chief financial officer of PSC, copies of which have been furnished to each Lender Party, fairly present the Consolidated pro forma financial condition of PSC and its Subsidiaries as at such date and the Consolidated pro forma results of operations of PSC and its Subsidiaries for the period ended on such date, in each case giving effect to the Acquisition and the other transactions contemplated hereby, all in accordance with GAAP.

          (h) The Consolidated forecasted balance sheets, income statements and cash flows statements of PSC and its Subsidiaries delivered to the Lender Parties pursuant to Section 3.01(l)(xv) or 5.03 were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in the light of conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, PSC's best estimate of its future financial performance.

          (i) Neither the Information Memorandum nor any other information, exhibit or report furnished by any Loan Party to the Administrative Agent or any Lender Party in connection with the negotiation of the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

          (j) Other than the Disclosed Litigation, there is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that could reasonably be expected to have a Material Adverse Effect, and there has been no material adverse change in the status, or financial effect on any Loan Party or any of its Subsidiaries, of the Disclosed Litigation from that described on Schedule 3.01(g).

          (k) No proceeds of any Advance or drawings under any Letter of Credit will be used to acquire any equity security of a class that is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

          (l) Each of PSC and the Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance or drawings under any Letter of Credit will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

          (m) Following application of the proceeds of each Advance or drawing under each Letter of Credit, not more than 25 percent of the value of the assets (either of PSC only or of PSC and its Subsidiaries on a Consolidated basis) subject to the provisions of Section 5.02(a) or 5.02(e) or subject to any restriction contained in any agreement or instrument between PSC and any Lender Party or any Affiliate of any Lender Party relating to Debt and within the scope of Section 6.01(e) will be Margin Stock.

          (n) None of PSC, the Borrower or any of their ERISA Affiliates maintains any Plans or Multiemployer Plans. Set forth on Schedule 4.01(n) is a complete and accurate list of all Welfare Plans.

          (o) Except as set forth in the financial statements referred to in this Section 4.01 and in Section 5.03, the Loan Parties and their respective Subsidiaries have no material liability with respect to "expected post retirement benefit obligations" within the meaning of Statement of Financial Accounting Standards No. 106.

          (p) Neither the business nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect.

          (q) The operations and properties of each Loan Party and each of its Subsidiaries comply in all known material respects with all applicable Environmental Laws and Environmental Permits, all known past non-compliance with such Environmental Laws and Environmental Permits has been resolved without ongoing obligations or costs, and no circumstances exist that could reasonably be expected to (i) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or any of their properties that could reasonably be expected to have a Material Adverse Effect or (ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.

          (r) Except as disclosed in the environmental assessment reports listed on Schedule 3.01(l)(xvii), none of the properties currently or formerly owned or operated by any Loan Party or any of its Subsidiaries is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; there are no and, to the best of its knowledge, never have been any underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or, to the best of its knowledge, have been treated, stored or disposed on any property currently owned or operated by any Loan Party or any of its Subsidiaries or, to the best of its knowledge, on any property formerly owned or operated by any Loan Party or any of its Subsidiaries; there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries; and Hazardous Materials have not been released, discharged or disposed of on any property currently owned or operated by any Loan Party or any of its Subsidiaries or any property formerly owned or operated by any Loan Party (other than Scanning) or any of its Subsidiaries or any property, to the best of its knowledge, any property formerly owned or operated by Scanning or any of its Subsidiaries.

          (s) Neither any Loan Party nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any governmental or regulatory authority or the requirements of any Environmental Law; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently owned or operated by any Loan Party or any of its Subsidiaries or any property formerly owned or operated by any Loan Party (other than Scanning) or any of its Subsidiaries or, to the best of its knowledge, any property formerly owned or operated by Scanning or any of its Subsidiaries have been disposed of in a manner not reasonably expected to result in material liability to any Loan Party or any of its Subsidiaries.

          (t) Neither any Loan Party nor any of its Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction that could reasonably be expected to have a Material Adverse Effect.

          (u) The Collateral Documents create a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or reasonably desirable to perfect and protect such security interest have been duly taken. The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the liens and security interests created or permitted under the Loan Documents.

          (v) Each Loan Party and each of its Subsidiaries has filed, has caused to be filed or has been included in all tax returns (Federal, state, local and foreign) required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties.

          (w) Set forth on Schedule 4.01(w) hereto is a complete and accurate list, as of the date hereof, of each taxable year of each Loan Party and each of its Subsidiaries for which Federal income tax returns have been filed and for which the expiration of the applicable statute of limitations for assessment or collection has not occurred by reason of extension or otherwise (an "Open Year").

          (x) There is no unpaid amount, as of the date hereof, of adjustments to the Federal income tax liability of each Loan Party and each of its Subsidiaries proposed by the Internal Revenue Service with respect to Open Years. No issues have been raised by the Internal Revenue Service in respect of Open Years that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (y) There is no unpaid amount, as of the date hereof, of adjustments to the state, local and foreign tax liability of each Loan Party and its Subsidiaries proposed by all state, local and foreign taxing authorities
     (other than amounts arising from adjustments to Federal income tax returns). No issues have been raised by such taxing authorities that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (z) The Merger will not be taxable to the Company or any of its Subsidiaries or Affiliates.

          (aa) No "ownership change" as defined in Section 382(g) of the Internal Revenue Code, and no event that would result in the application of the "separate return limitation year" or "consolidated return change of ownership" limitations under the Federal income tax consolidated return regulations, has occurred with respect to PSC.

          (bb) Neither any Loan Party nor any of its Subsidiaries is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

          (cc)  Each  Loan  Party  is,   individually   and  together  with  its
     Subsidiaries, Solvent.

          (dd) Set forth on Schedule 4.01(dd) hereto is a complete and accurate list of all Existing Debt (other than Surviving Debt), showing as of the date hereof the principal amount outstanding thereunder.

          (ee) Set forth on Schedule 4.01(ee) hereto is a complete and accurate list of all Surviving Debt, showing as of the date hereof the principal amount outstanding thereunder, the maturity date thereof and the amortization schedule therefor.

          (ff) Set forth on Schedule 4.01 (ff) hereto is a complete and accurate list of all real property owned by any Loan Party or any of its

     Subsidiaries or in which any Loan Party has an interest as a contract vendee, showing as of the date hereof the street address, county or other relevant jurisdiction, state, record owner and book and estimated fair value thereof. Each Loan Party or such Subsidiary has good, marketable and insurable fee simple title to such real property, free and clear of all Liens, other than Liens created or permitted by the Loan Documents.

          (gg) Set forth on Schedule 4.01(gg) hereto is a complete and accurate list of all leases of real property under which any Loan Party or any of its Subsidiaries is the lessee, showing as of the date hereof the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof. To the best knowledge of each Loan Party, each such lease is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms.

          (hh) Set forth on Schedule 4.01(hh) hereto is a complete and accurate list of all Material Contracts of each Loan Party and its Subsidiaries, showing as of the date hereof the parties, subject matter and term thereof. Except as could not reasonably be expected to have a Material Adverse Effect, each such Material Contract has been duly authorized, executed and delivered by all parties thereto, has not been amended or otherwise modified, is in full force and effect and is binding upon and enforceable against all parties thereto in accordance with its terms. There exists no default under any Material Contract by PSC or any of its Subsidiaries party thereto and to the best knowledge of each Loan Party, there exists no default under any Material Contract by any other party thereto.

          (ii) Set forth on Schedule 4.01(ii) hereto is a complete and accurate list of all Investments held by any Loan Party or any of its Subsidiaries, showing as of the date hereof the amount, obligor or issuer and maturity, if any, thereof.

          (jj) Set forth on Schedule 4.01(jj) hereto is a complete and accurate list of all patents, trademarks, trade names, service marks and copyrights, and all applications therefor and licenses thereof, of each Loan Party or any of its Subsidiaries, showing as of the date hereof the jurisdiction in which registered, the registration number, the date of registration and the expiration date.


                                    ARTICLE V

                        COVENANTS OF PSC AND THE BORROWER

     SECTION 5.01. Affirmative Covenants. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, each of PSC and the Borrower will:

     (a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA and Environmental Laws.

     (b) Payment of Taxes, Etc. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent,
(i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that each of PSC, the Borrower and their respective Subsidiaries shall not be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

     (c) Compliance with Environmental Laws. Comply, and cause each of its Subsidiaries and all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew and cause each of its Subsidiaries to obtain and renew all Environmental Permits reasonably necessary for its operations and properties; and conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; provided, however, that each of PSC, the Borrower and their respective Subsidiaries shall not be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

     (d) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which PSC, the Borrower or such Subsidiary operates.

     (e) Preservation of Corporate Existence, Etc. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its existence, legal structure, legal name, rights (charter and statutory), permits, licenses, approvals, privileges and franchises; provided, however, that the Borrower and its Subsidiaries may consummate the Merger and any other merger or consolidation permitted under Section 5.02(d) and provided further that none of PSC, the Borrower or any of their respective Subsidiaries shall be required to preserve any right, permit, license, approval, privilege or franchise if the Board of Directors of PSC, the Borrower or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of PSC, the Borrower or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to PSC, the Borrower, such Subsidiary or the Lender Parties.

     (f) Visitation Rights. (i) At any reasonable time and from time to time, upon reasonable notice, permit the Administrative Agent or any of the Lender Parties or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, PSC, the Borrower and their respective Subsidiaries, and to discuss the affairs, finances and accounts of PSC, the Borrower and any of their respective Subsidiaries with any of their officers or directors.

     (ii) In the case of PSC, meet at least one each calendar year with representatives of the Administrative Agent and the Lender Parties to discuss the affairs, finances and accounts of PSC, the Borrower and any of their respective Subsidiaries.

     (iii) Permit the Administrative Agent and the Lenders to conduct no more than one commercial finance examination of PSC and its Subsidiaries during each calendar year.

     (g) Preparation of Environmental Reports. At the reasonable request of the Administrative Agent made upon reasonable cause, from time to time, provide to the Lender Parties within 60 days after such request, at the expense of the
Borrower, an environmental site assessment report for any of its or its Subsidiaries properties described in such request, prepared by an environmental consulting firm acceptable to the Required Lenders, indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Materials on such properties; without limiting the generality of the foregoing, if the Required Lenders determines at any time that a material risk exists that any such report will not be provided within the time referred to above, the Required Lenders may retain an environmental consulting firm to prepare such report at the expense of the Borrower, and each of PSC and the Borrower hereby grants and agrees to cause any of its Subsidiaries that owns any property described in such request to grant at the time of such request, to the Administrative Agent, the Lender Parties, such firm and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, to enter onto their respective properties to undertake such an assessment.

     (h) Keeping of Books. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of PSC, the Borrower and each such Subsidiary in accordance with generally accepted accounting principles in effect from time to time.

     (i) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are reasonably necessary in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

     (j) Compliance with Terms of Leaseholds. Make all payments and otherwise perform all obligations in respect of all leases of real property to which PSC, the Borrower or any of their respective Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, notify the Administrative Agent of any default by any party with respect to such leases and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so except, in any case, where the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     (k) Performance of Related Documents. Perform and observe all of the terms and provisions of each Related Document to be performed or observed by it, maintain each such Related Document in full force and effect, enforce such Related Document in accordance with its terms, take all such action to such end as may be from time to time requested by the Administrative Agent and, upon request of the Administrative Agent, make to each other party to each such Related Document such demands and requests for information and reports or for action as the Borrower is entitled to make under such Related Document.

     (l) Performance of Material Contracts. Perform and observe all the terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect, and enforce each such Material Contract in accordance with its terms.

     (m) Transactions with Affiliates. Conduct, and cause each of its Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are fair and reasonable and no less favorable to PSC, the Borrower or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

     (n) Cash Concentration Accounts. In the case of PSC, maintain main cash concentration accounts with one or more of the Lenders.

     (o) Further Assurances. (i) Upon the request of the Administrative Agent following the occurrence and during the continuance of a Default, and at the expense of the Borrower, (A) within 10 days after such request, furnish to the Administrative Agent a description of the real and personal properties of PSC, the Borrower and their respective Subsidiaries in detail satisfactory to the Administrative Agent, (B) within 15 days after such request, duly execute and deliver to the Administrative Agent mortgages, pledges, assignments and other security agreements, as specified by and in form and substance satisfactory to the Administrative Agent, securing payment of all the Obligations of the Loan Parties under the Loan Documents and constituting Liens on all such properties,
(C) within 30 days after such request, take whatever action (including, without limitation, the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) as may be necessary or reasonably advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the security agreements delivered pursuant to this Section 5.01(o), enforceable against all third parties in accordance with their terms, (D) within 60 days after such request, deliver to the Administrative Agent a signed copy of a favorable opinion, addressed to the Administrative Agent, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to the matters contained in clauses (A), (B) and (C) above, as to such security agreements being legal, valid and binding obligations of the Loan Parties enforceable in accordance with their terms and as to such other matters as the Administrative Agent may reasonably request, (E) as promptly as practicable after such request, deliver to the Administrative Agent surveys meeting the criteria specified in Section

3.01(l)(xi)(C) and Mortgage Policies as to each parcel of real property subject to such request, and (F) at any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may deem desirable in obtaining the full benefits of, or in preserving the Liens of, such security agreements.

     (ii) Upon the reasonable request of the Administrative Agent and at the expense of the Borrower, within 30 days after such request, furnish to the Administrative Agent an appraisal of each of the properties described in the Mortgages complying with the requirements of the Federal Financial Institutions, Reform, Recovery and Enforcement Act of 1989, which appraisals shall be from a person acceptable to the Lender Parties and otherwise inform and substance satisfactory to the Lender parties.

     (iii) Upon the reasonable (in light of the  circumstances  existing at such time) request of the Administrative Agent, and at the expense of the Borrower, within 30 days a such request, (x) duly execute and deliver to the Administrative Agent pledges, assignments and other security agreements, as specified by and in form and substance satisfactory to the Administrative Agent, constituting Liens on the shares of capital stock of any Foreign Subsidiary under the laws of the jurisdiction of such Foreign Subsidiary's incorporation,
(y) take whatever further action as may be necessary or reasonably advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or any representative of the Administrative Agent designated by it) valid and subsisting Liens on such shares of capital stock and (z) deliver to the Administrative Agent a signed copy of a favorable opinion, addressed to the Administrative Agent, of counsel for the Loan Parties in such jurisdiction reasonably acceptable to the Administrative Agent as to the matters contained in clauses (x) and (y) above, as to such security agreements being legal, valid and binding obligations of the Loan Parties enforceable in accordance with their terms and as to such other matters as the Administrative Agent may reasonably request.

     (p) Interest Rate Hedging. In the case of the Borrower, enter into prior to September 30, 1996, and maintain at all times thereafter, interest rate Hedge Agreements with Persons acceptable to the Administrative Agent, covering (i) prior to June 30, 1998 a notional amount of not less than 50% of the initial Borrowings hereunder and (ii) subsequent to June 30, 1998 a notional amount of not less than 25% of the Advances outstanding on June 30, 1998 under all of the Facilities. For purposes of calculating the aggregate principal amount of Advances outstanding on June 30, 1998, the Working Capital Advances shall be deemed to be outstanding in an aggregate principal amount equal to the average principal amount of Working Capital Advances outstanding during the two fiscal quarters ended on June 30, 1998.

     (q) Termination of Financing Statements. Upon the request of the Administrative Agent, and at the expense of the Borrower, within 10 days after such request, furnish to the Administrative Agent proper termination statements on Form UCC-3 covering such financing statements as the Administrative Agent may reasonably request that were listed in the completed requests for information referred to in Section 3.01(l)(ix)(C).

     (r) IRB Notices. In the case of PSC, cause the Company to deliver the IRB Notices to the appropriate parties under the IRB Documents on the date of the Initial Extension of Credit.

     (s) IRB Mortgage. In the case of PSC, (i) use its best efforts to seek all necessary consents from the Bond Trustee or any other Person, which consents are necessary to permit the Administrative Agent to place a Lien on the Borrower's interest as contract vendee under the IRB Documents and (ii) promptly upon receipt of all such consents execute and deliver to the Administrative Agent a mortgage, in form and substance satisfactory to the Administrative Agent, together with fixture filings satisfying the requirements of Section 3.01(l)(xi)(f), granting to the Administrative Agent a first-priority security interest in such contract vendee's interest subject only to the Permitted Encumbrances described in the Oregon Deed of Trust.

     (t) Foreign Subsidiaries. In the case of PSC, within 25 Business Days after the date hereof, deliver evidence in form and substance satisfactory to the Administrative Agent of the pledge to the Administrative Agent for its benefit and the benefit of the Secured Parties, in accordance with the terms of the Security Agreement, of the capital stock of PSC Asia Pacific Pty Limited, PSC S.A.R.L., TxCom, PSC Srl, Photographic Sciences GmbH and Foreign Sales Corporation.

     SECTION 5.02. Negative Covenants. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, PSC and the Borrower will not, at any time, without the consent of the Required Lenders:

          (a) Liens, Etc. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, or sign or file or suffer to exist, or permit any of its Subsidiaries to sign or file or suffer to exist, under the Uniform Commercial Code of any jurisdiction, a financing statement that names PSC or the Borrower or any of their respective Subsidiaries as debtor, or sign or suffer to exist, or permit any of its Subsidiaries to sign or suffer to exist, any security agreement authorizing any secured party thereunder to file such financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income, excluding, however, from the operation of the foregoing restrictions the following:

                  (i)   Liens created under the Loan Documents;

                  (ii)  Permitted Liens;

                  (iii) Liens existing on the date hereof and described on
                        Schedule 5.02(a)(iii) hereto;

                  (iv) purchase money Liens upon or in real property or equipment acquired or held by PSC, the Borrower or any of their respective Subsidiaries in the ordinary course of business to secure the purchase price of such property or equipment or to secure Debt incurred solely for the purpose of financing the acquisition, construction or improvement of any such property or equipment to be subject to such Liens, or Liens existing on any such property or equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, however, that no such Lien shall extend to or cover any property other than the property or equipment being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; and provided further that the aggregate principal amount of the Debt secured by Liens permitted by this clause (iv) shall not exceed the amount permitted under
          Section 5.02(b)(iii)(B) at any time outstanding and that any such Debt shall not otherwise be prohibited by the terms of the Loan Documents;

               (v) Liens arising in connection with Capitalized Leases permitted under Section 5.02(b)(iii)(C); provided that no such Lien shall extend to or cover any Collateral or assets other than the assets subject to such Capitalized Leases;

               (vi) other Liens securing Debt outstanding in an aggregate principal amount not to exceed $3,000,000, provided that no such Lien shall extend to or cover any Collateral; and

               (vii) the replacement, extension or renewal of any Lien permitted by clauses (iii) through (vi) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the Debt secured thereby.

          (b) Debt. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt other than:

               (i) in the case of the Borrower, Debt incurred pursuant to the Hedge Agreements;

               (ii) in the case of any of the Subsidiaries (other than the Borrower and the Foreign Subsidiaries) of PSC, Debt owed to PSC or to a wholly-owned Subsidiary of PSC (other than a Foreign Subsidiary), provided that such Debt is evidenced by a promissory note and such promissory note is pledged to the Secured Parties pursuant to the terms of the Security Agreement; and

               (iii) in the case of PSC, the Borrower and any of their respective Subsidiaries,

                    (A) Debt under the Loan Documents,

                    (B) Debt secured by Liens  permitted by  Section 5.02(a)(iv)
               not  to  exceed  in  the   aggregate   $3,000,000   at  any  time
               outstanding,

                    (C) Capitalized Leases not to exceed in the aggregate $3,000,000 at any time outstanding,

                    (D) the Surviving  Debt, and any Debt extending the maturity of, or refunding or refinancing, in whole or in part, any Surviving Debt, provided that the terms of any such extending, refunding or refinancing Debt, and of any agreement entered into and of any instrument issued in connection therewith, are otherwise permitted by the Loan Documents and provided further that the principal amount of such Surviving Debt shall not be increased above the principal amount thereof outstanding immediately prior to such extension, refunding or refinancing, and the direct and contingent obligors therefor shall not be changed, as a result of or in connection with such extension, refunding or refinancing,

                    (E) Debt in respect of the Subordinated  Debt and the Seller
               Note; and

                    (F) indorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

               (iv) in the case of PSC, Debt owed to the Borrower, provided that such Debt is evidenced by a promissory note and such promissory note is pledged to the Secured Parties pursuant to the terms of the Security Agreement; and

               (v) in the case of PSC and the Borrower, unsecured Debt incurred in the ordinary course of business for the deferred purchase price of property or services, maturing within one year from the date created, and aggregating, on a Consolidated basis, not more than $3,000,000 at any one time outstanding.


          (c) Lease Obligations. Create, incur, assume or suffer to exist, or permit any of their respective Subsidiaries to create, incur, assume or suffer to exist, any obligations as lessee (i) for the rental or hire of real or personal property in connection with any sale and leaseback transaction, or (ii) for the rental or hire of other real or personal property of any kind under leases or agreements to lease including Capitalized Leases having an original term of one year or more that would cause the direct and contingent liabilities of PSC and its Subsidiaries, on a Consolidated basis, in respect of all such obligations to exceed $3,000,000 payable in any period of 12 consecutive months.

          (d) Mergers, Etc. Merge into or consolidate with any Person or permit any Person to merge into it, or permit any of their respective Subsidiaries to do so, except that (i) the Borrower and its Subsidiaries may consummate the Merger, (ii) any Subsidiary of PSC

     (other than the Borrower) may merge into or consolidate with any other Subsidiary of PSC (other than the Borrower or a Foreign Subsidiary) or PSC provided that, in the case of any such merger or consolidation, the Person formed by such merger or consolidation shall be either PSC or a wholly-owned Subsidiary of PSC, (iii) any of the Borrower's Subsidiaries may merge into PSC; (iv) any Foreign Subsidiary may merge into or consolidate with any other Foreign Subsidiary, provided that, in the case of such merger or consolidation, the Person formed by such merger or consolidation shall be a wholly-owned Subsidiary of PSC; and (v) PSC may merge into or consolidate with any other Person in a merger permitted by
     Section 5.01(f)(i) or (vii), provided that, in the case of such merger or consolidation, PSC or such Subsidiary shall be the surviving corporation; provided, however, that in each case, immediately after giving effect thereto, no event shall occur and be continuing that constitutes a Default and, in the case of any merger or consolidation to which the Borrower or PSC is a party, the Borrower or PSC, as the case may be, is the surviving corporation.

          (e) Sales, Etc. of Assets. Sell, lease, transfer or otherwise dispose of, or permit any of their respective Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets or grant any option or other right to purchase, lease or otherwise acquire any assets, except:

               (i) sales of Inventory in the ordinary course of its business,

               (ii) in a transaction authorized by subsection (d) of this Section,

               (iii) sales of assets for cash and for fair value in an aggregate amount not to exceed $1,000,000 in any Fiscal Year,

               (iv) the sale of any asset by PSC or any of its Subsidiaries (other than a bulk sale of inventory and a sale of Receivables other than delinquent accounts for collection purposes only) so long as (A) the purchase price paid to PSC, or such Subsidiary for such asset shall be no less than the fair market value of such asset at the time of such sale, (B) the purchase price for such asset shall be paid to PSC or such Subsidiary solely in cash and (C) the aggregate purchase price paid to PSC and all of its Subsidiaries for such asset and all other assets sold by PSC and its Subsidiaries during the same Fiscal Year pursuant to this clause (iv) shall not exceed $1,000,000, and

               (v) so long as no Default shall occur and be continuing, the grant of any option or other right to purchase any asset in a transaction which would be permitted under the provisions of clause (iv) above, provided that in the case of sales of assets pursuant to clause (iv) above, PSC and the Borrower shall, on the date of receipt by PSC, the Borrower or any of their respective Subsidiaries of the Net Cash Proceeds from such sale, prepay the Advances pursuant to, and in the amount and order of priority set forth in, Section 2.06(b)(ii), as specified therein.

     (f) Investments in Other Persons. Make or hold, or permit any of its Subsidiaries to make or hold, any Investment in any Person other than:

          (i) Investments by PSC and its Subsidiaries in their Subsidiaries outstanding on the date hereof and additional investments in wholly-owned Subsidiaries in an aggregate amount invested from the date hereof not to exceed $5,000,000; provided, however, that no more than an aggregate amount equal to $3,000,000 can be invested from the date hereof in Foreign Subsidiaries; provided, further, that with respect to Investments in any newly acquired or created wholly-owned Subsidiary, such Subsidiary shall become a Subsidiary Guarantor pursuant to the terms of the Subsidiary Guaranty and an additional grantor pursuant to the terms of the Security Agreement and Intellectual Property Security Agreement;

          (ii) (A) loans to employees of PSC and its Subsidiaries in connection with purchases of stock of PSC pursuant to the PSC Stock Option Plan in an aggregate principal amount not to exceed $1,000,000 at any time outstanding and (B) loans and advances to employees in the ordinary course of the business of PSC, the Borrower and their respective Subsidiaries as presently conducted in an aggregate principal amount not to exceed $500,000 at any time outstanding;

          (iii)   Investments   by  PSC,  the  Borrower  and  their   respective
     Subsidiaries in Cash Equivalents;

          (iv) Investments by the PSC, the Borrower and their respective Subsidiaries Hedge Agreements permitted under Section 5.01(p);

          (v)  Investments  consisting  of  intercompany  Debt  permitted  under
     Section 5.02(b)(ii);

          (vi)  Investments  (A)  existing on the date hereof and  described  on
     Schedule 4.01(ii) hereto or (B) otherwise disclosed on such Schedule; and

          (vii) other Investments in an aggregate amount invested not to exceed $3,000,000 in Persons other than wholly-owned Subsidiaries; provided that,
     (1) any such Investments in any newly acquired or created Subsidiary of PSC, the Borrower or any of their respective Subsidiaries shall become a Subsidiary Guarantor pursuant to the terms of the Subsidiary Guaranty and a collateral grantor pursuant to the terms of the Security Agreement and Intellectual Property Security Agreement, (2) immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom; and (3) any business acquired or invested in pursuant to this clause (vii) shall be in the same line of business as the business of PSC, the Borrower or any of their respective Subsidiaries.

          (g) Dividends, Etc. Declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its capital stock or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholders as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to its stockholders as such or issue or sell any capital stock or any warrants, rights or options to acquire such capital stock, or permit any of its Subsidiaries to do any of the foregoing or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of the Borrower or any warrants, rights or options to acquire such capital stock or to issue or sell any capital stock or any warrants, rights or options to acquire such capital stock, except that, (i) PSC may declare and pay dividends and distributions payable only in common stock of PSC, (ii) a Foreign Subsidiary may declare and pay dividends and distributions to PSC, provided that the Secured Parties shall have a perfected first priority security interest in the property comprising such dividends or distribution and
     (iii) PSC may acquire shares of its common stock for an aggregate purchase price during the period from the date hereof through the Termination Date not to exceed $3,000,000, provided that, at the time of such acquisition and immediately after giving effect thereto, (x) the excess of Consolidated total assets over Consolidated total liabilities shall not be less than $44,000,000 and (y) no Default shall have occurred and be continuing.

          (h) Change in Nature of Business. Make, or permit any of its Subsidiaries to make, any material change in the nature of its business as carried on at the date hereof.

          (i) Charter Amendments. Amend, or permit any of its Subsidiaries to amend, its certificate of incorporation or bylaws, other than any amendment that could not reasonably be expected to have a Material Adverse Effect.

          (j) Accounting Changes. Make or permit, or permit any of its Subsidiaries to make or permit, any change in (i) accounting policies or reporting practices, except as required or permitted by generally accepted accounting principles or (ii) the Fiscal Year.

          (k) Prepayments, Etc. of Debt. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt, other than (i) the prepayment of the Advances in accordance with the terms of this Agreement and (ii) regularly scheduled or required repayments or redemptions of Surviving Debt, or amend, modify or change in any manner any term or condition of any Surviving Debt, the Subordinated Debt or the Seller Note, or permit any of its Subsidiaries to do any of the foregoing other than to prepay any Debt payable to the Borrower.

          (l) Amendment, Etc. of Related Documents. Cancel or terminate any Related Document or consent to or accept any cancellation or termination thereof, amend, modify or change in any manner any term or condition of any Related Document or give any consent, waiver or approval thereunder, waive any default under or any breach of any term or condition of any Related Document, agree in any manner to any other amendment, modification or change of any term or condition of any Related Document or take any other action in connection with any Related Document that would materially impair the value of the interest or rights of PSC or the Borrower thereunder or that would materially impair the rights or interests of the Administrative Agent or any Lender Party, or permit any of its Subsidiaries to do any of the foregoing.

          (m) Amendment, Etc. of Material Contracts. Cancel or terminate any Material Contract or consent to or accept any cancellation or termination thereof, amend or otherwise modify any Material Contract or give any consent, waiver or approval thereunder, waive any default under or breach of any Material Contract, agree in any manner to any other amendment, modification or change of any term or condition of any Material Contract or take any other action in connection with any Material Contract that would materially impair the value of the interest or rights of the Borrower thereunder or that would materially impair the interest or rights of the Administrative Agent or any Lender Party, or permit any of its Subsidiaries to do any of the foregoing.

          (n) Negative Pledge. Enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets other than (i) in favor of the Secured Parties or
     (ii) in connection with (A) any Surviving Debt and any Debt outstanding on the date such Subsidiary first becomes a Subsidiary or (B) any Debt permitted by Section 5.02(b)(iii)(F) hereof.

          (o) Partnerships, New Subsidiaries. (i) Become a general partner in any general or limited partnership or joint venture, or permit any of its Subsidiaries to do so, other than any Subsidiary the sole assets of which consist of its interest in such partnership or joint venture or (ii) create any new Subsidiaries unless such newly created Subsidiary shall become a Subsidiary Guarantor pursuant to the terms of the Subsidiary Guaranty and an additional grantor pursuant to the terms of the Security Agreement and the Intellectual Property Security Agreement.

          (p) Speculative Transactions. Engage, or permit any of its Subsidiaries to engage, in any transaction involving commodity options or futures contracts or any similar speculative transactions except for Hedge Agreements permitted under Section 5.02(p).

          (q) Capital Expenditures. Make, or permit any of its Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by PSC, the Borrower and its Subsidiaries in any period set forth below to exceed the amount set forth below for such period

          Period                                                        Amount

Effective Date through 12/31/9 ..........................            $ 7,000,000

Fiscal Year Ending 12/31/97 .............................            $12,000,000

Fiscal Year Ending 12/31/98 .............................            $15,000,000

Fiscal Year Ending 12/31/99 .............................            $18,000,000

Fiscal Year Ending 12/31/2000 ...........................            $19,000,000

Fiscal Year Ending 12/31/2001 ...........................            $15,000,000

1/1/2002 through 6/30/2002 ..............................            $ 7,500,000




     SECTION 5.03. Reporting Requirements. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, PSC and the Borrower will furnish to the Lender
Parties:

          (a) Default Notice. As soon as possible and in any event within two Business Days after obtaining knowledge of the occurrence of each Default or any event, development or occurrence reasonably likely to have a Material Adverse Effect continuing on the date of such statement, a statement of the chief financial officer of PSC setting forth details of such Default and the action that PSC has taken and proposes to take with respect thereto.

          (b) Monthly Financials. As soon as available and in any event within 45 days after the end of each month, a Consolidated balance sheet of PSC and its Subsidiaries as of the end of such month and Consolidated statement of income and a Consolidated statement of cash flows of PSC and its Subsidiaries for the period commencing at the end of the previous month and ending with the end of such month and Consolidated statement of income and a Consolidated statement of cash flows of PSC and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such month, duly certified by the chief financial officer of PSC.

          (c) Quarterly Financials. As soon as available and in any event within 45 days after the end of each of the first three quarters of each Fiscal Year, Consolidated balance sheet of PSC and its Subsidiaries as of the end of such quarter and Consolidated statement of income and a Consolidated statement of cash flows of PSC and its Subsidiaries for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and Consolidated statement of income and a Consolidated statement of cash flows of PSC and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding Fiscal Year and the corresponding figures from the budgets for such period and for the Fiscal Year which includes such period, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of PSC as having been prepared in accordance with GAAP, together with (i) a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that PSC has taken and proposes to take with respect thereto and (ii) a schedule in form satisfactory to the Administrative Agent of the computations used by PSC in determining compliance with the covenants contained in Sections 5.04(a) through (d), provided that in the event of any change in GAAP used in the preparation of such financial statements, PSC shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP.

          (d) Annual Financials. As soon as available and in any event within 90 days after the end of each Fiscal Year, a copy of the annual audit report for such year for PSC and its Subsidiaries, including therein Consolidated and consolidating balance sheets of PSC and its Subsidiaries as of the end of such Fiscal Year and Consolidated and consolidating statements of income and a Consolidated statement of cash flows of PSC and its Subsidiaries for such Fiscal Year, in each case setting forth in comparative form the corresponding figures for the prior Fiscal Year and the corresponding figures from the budget for such Fiscal Year and in each case accompanied (in the case of such Consolidated financial statements) by an opinion acceptable to the Required Lenders of Arthur Anderson LLP or other independent public accountants of recognized standing acceptable to the Required Lenders, together with (i) a letter of such accounting firm to the Lender Parties stating that in the course of the regular audit of the business of PSC and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof, (ii) a schedule in form satisfactory to the Administrative Agent of the computations used by such accountants in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Sections 5.04(a) through (d), provided that in the event of any change in GAAP used in the preparation of such financial statements, PSC shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP and (iii) a certificate of the chief financial officer of PSC stating that no Default has occurred and is continuing or, if a default has occurred and is continuing, a statement as to the nature thereof and the action that PSC has taken and proposes to take with respect thereto.

          (e) Annual Forecasts. As soon as available and in any event no later than 30 days after the end of each Fiscal Year, forecasts prepared by management of PSC, in form reasonably satisfactory to the Administrative Agent, of balance sheets, income statements and cash flow statements on a quarterly basis for the Fiscal Year following such Fiscal Year then ended.

          (f) ERISA Events and ERISA Reports. Promptly and in any event within 10 days after any Loan Party or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, a statement of the chief financial officer of PSC describing such ERISA Event and the action, if any, that such Loan Party or such ERISA Affiliate has taken and proposes to take with respect thereto and (ii) on the date any records, documents or other information must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA, a copy of such records, documents and information.

          (g) Plan Terminations. Promptly and in any event within five Business Days after receipt thereof by any Loan Party or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan.

          (h) Actuarial Reports. Promptly upon receipt thereof by any Loan Party or any ERISA Affiliate, a copy of the annual actuarial valuation report for each Plan the funded current liability percentage (as defined in Section 302(d)(8) of ERISA) of which is less than 90% or the unfunded current liability of which exceeds $250,000.

          (i) Plan Annual Reports. Promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan.

          (j) Multiemployer Plan Notices. Promptly and in any event within five Business Days after receipt thereof by any Loan Party or any ERISA Affiliate from the sponsor of a Multiemployer Plan, copies of each notice concerning (i) the imposition of Withdrawal Liability by any such Multiemployer Plan, (ii) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (iii) the amount of liability incurred, or that may be incurred, by such Loan Party or any ERISA Affiliate in connection with any event described in clause (i) or (ii).

          (k) Litigation. Promptly after the commencement thereof, notice of all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Loan Party or any of its Subsidiaries of the type described in Section 4.01(j), and promptly after the occurrence thereof, notice of any material adverse change in the status or the financial effect on any Loan Party or any of its Subsidiaries of the Disclosed Litigation from that described on Schedule 3.01(g).

          (l) Securities Reports. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that any Loan Party or any of its Subsidiaries sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements, that any Loan Party or any of its Subsidiaries files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange.

          (m) Creditor Reports. Promptly after the furnishing thereof, copies of any statement or report furnished to any other holder of the securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lender Parties pursuant to any other clause of this
     Section 5.03.

          (n) Agreement Notices. Promptly upon receipt thereof, copies of all notices, requests and other documents received by any Loan Party or any of its Subsidiaries under or pursuant to any Related Document or Material Contract or indenture, loan or credit or similar agreement regarding or related to any breach or default by any party thereto or any other event that could materially impair the value of the interests or the rights of any Loan Party or otherwise have a Material Adverse Effect and copies of any amendment, modification or waiver of any provision of any Related Agreement or Material Contract or indenture, loan or credit or similar agreement and, from time to time upon request by the Administrative Agent, such information and reports regarding the Related Documents and the Material Contracts as the Administrative Agent may reasonably request.

          (o) Revenue Administrative Agent Reports. Within 10 days after receipt, copies of all Revenue Administrative Agent Reports (Internal Revenue Service Form 886), or other written proposals of the Internal Revenue Service, that propose, determine or otherwise set forth positive adjustments to the Federal income tax liability of the affiliated group (within the meaning of Section 1504(a)(1) of the Internal Revenue Code) of which PSC is a member aggregating $1,000,000 or more.

          (p) Tax Certificates. Promptly, and in any event within five Business Days after the due date (with extensions) for filing the final Federal income tax return in respect of each taxable year, a certificate (a "Tax Certificate"), signed by the President or the chief financial officer of PSC, stating that the common parent of the affiliated group (within the meaning of Section 1504(a)(1) of the Internal Revenue Code) of which PSC is a member has paid to the Internal Revenue Service or other taxing authority, or to PSC, the full amount that such affiliated group is required to pay in respect of Federal income tax for such year and that PSC and its Subsidiaries have received any amounts payable to them, and have not paid amounts in respect of taxes (Federal, state, local or foreign) in excess of the amount they are required to pay, under the Tax Agreements in respect of such taxable year.

          (q) Environmental Conditions. Promptly after the assertion or occurrence thereof, notice of any Environmental Action against or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that (i) could reasonably be expected to have a Material Adverse Effect or (ii) cause any property described in the Mortgages to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.

          (r) Real Property. As soon as available and in any event within 30 days after the end of each Fiscal Year, a report supplementing Schedules 4.01(ff) and 4.01(gg) hereto, including an identification of all real and leased property disposed of by PSC or any of its Subsidiaries during such Fiscal Year, a list and description (including the street address, county or other relevant jurisdiction, state, record owner, book value thereof, and in the case of leases of property, lessor, lessee, expiration date and annual rental cost thereof) of all real property acquired or leased during such Fiscal Year and a description of such other changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete.

          (s) Insurance. As soon as available and in any event within 30 days after the end of each Fiscal Year, a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for the each Loan Party and its Subsidiaries and containing such additional information as any Lender Party (through the Administrative Agent) may reasonably specify.

          (t) Borrowing Base Certificate. As soon as available and in any event within 10 Business Days after the end of each month, a Borrowing Base Certificate, as at the end of the previous month, certified by the chief financial officer of the Borrower.

          (u) Management Letters. As soon as available and in any event within 10 Business Days after the receipt thereof, copies of any "management letter" or similar letter received by the Borrower, PSC or the board of directors (or committee thereof) of either such Person from its independent public accountants.

          (v) Other Information. Such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party or any of its Subsidiaries as any Lender Party (through the Administrative Agent) may from time to time reasonably request.

     SECTION 5.04. Financial Covenants. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, PSC will:

     (a) Fixed Charge Coverage Ratio. Maintain at the end of each fiscal quarter of PSC a ratio of (i) Consolidated EBITDA for the most recently completed four fiscal quarters of PSC (provided however that if such four fiscal quarter period includes any or all of the fiscal quarters ending on September 30, 1995, December 31, 1995, March 31, 1996 or June 30, 1996, Consolidated EBITDA shall be calculated by using the Pro Forma EBITDA for each such fiscal quarter in such four fiscal quarter period) less Capital Expenditures made during such period, less the aggregate amount of federal, state, local and foreign taxes paid by PSC and its Subsidiaries during such period to the (ii) sum of (w) cash interest payable by PSC and its Subsidiaries on all Debt during such period plus (x) cash rentals payable under Capitalized Leased during such period plus (y) principal amounts of all Funded Debt payable, in each case, by PSC and its Subsidiaries during such period plus (z) the aggregate purchase price paid by PSC and its Subsidiaries during such period to purchase capital stock of PSC as permitted by
Section 5.02(g), of not less than the ratio set forth below for such period (provided, however, that if such four fiscal quarter period includes any or all of the fiscal quarters ending on September 30, 1995, December 31, 1995,

March 31, 1996 or June 30, 1996, (i) Capital Expenditures for such four fiscal quarter period shall be the lesser of (A) the product of actual Capital Expenditures made during such period multiplied by a fraction the numerator of which is four and the denominator of which is the number of fiscal quarters that have elapsed since the Closing Date and (B) $12,000,000, (ii) interest expense for such four fiscal quarter period shall be the product of the actual amount of interest expense payable during such period since the Closing Date multiplied by a fraction the numerator of which is four and the denominator of which is the number of fiscal quarters that have elapsed since the Closing Date and
     (iii) aggregate taxes paid during such four fiscal quarter period shall be the product of the actual taxes paid during such period since the Closing Date multiplied by a fraction the numerator of which is four and the denominator of which is the number of fiscal quarters which have elapsed since the Closing):

      Four Fiscal Quarters Ending     In Ratio

           12/31/96 ................   1.15x

            3/31/97 ................   1.15x

            6/30/97 ................   1.15x

            9/30/97 ................   1.15x

           12/31/97 ................   1.15x

            3/31/98 ................   1.15x

            6/30/98 ................   1.15x

            9/30/98 ................   1.15x

           12/31/98 ................   1.15x

3/31/99 and each period thereafter .   1.25x




          (b) Total Debt to EBITDA Ratio. Maintain at the end of each fiscal quarter of PSC a Total Debt Ratio for such date of not more than the amount set forth below for such period;


     Four Fiscal Quarters Ending In      Ratio

   Effective date to 12/31/96 ......     5.0x

             3/31/97 ...............     4.75x

             6/30/97 ...............     4.75x

             9/30/97 ...............     4.25x

            12/31/97 ...............     4.25x

             3/31/98 ...............     3.75x

             6/30/98 ...............     3.75x

             9/30/98 ...............     3.75x

            12/31/98 ...............     3.75x

     3/31/98 and thereafter ........     3.25x


          (c) Senior Debt to EBITDA Ratio. Maintain at the end of each fiscal quarter of PSC a ratio of Senior Debt of PSC and its Subsidiaries outstanding on the last day of such fiscal quarter to Consolidated EBITDA for the most recently completed four fiscal quarters of PSC (provided, however, that (i) if such four fiscal quarter period includes any or all of the fiscal quarters ending on September 30, 1995, December 31, 1995, March 31, 1996 or June 30, 1996, Consolidated EBITDA shall be calculated by using the Pro Forma EBITDA for each such fiscal quarter in such four fiscal quarter period, and (ii) for purposes of calculating the aggregate principal amount of Senior Debt outstanding on the last day of any fiscal quarter, the aggregate principal amount of Working Capital Advances shall be deemed to be outstanding in a aggregate principal amount equal to the average principal amount of Working Capital Advances outstanding during the two fiscal quarters ended on such last day) of not more than the ratio set forth below for such period:


 Four Fiscal Quarters Ending In         Ratio

   Effective Date to 12/31/96 ......     3.75x

             3/31/97 ...............     3.50x

             6/30/97 ...............     3.50x


             9/30/97 ...............     3.0x

            12/31/97 ...............     3.0x

             3/31/98 ...............     2.50x

             6/30/98 ...............     2.50x

             9/30/98 ...............     2.50x

            12/31/98 ...............     2.25x

     3/31/99 and thereafter ........     2.0x


          (d) Interest Coverage Ratio. Maintain as of the end of each fiscal quarter of PSC a ratio of (i) Consolidated EBITDA for the most recently completed four fiscal quarters of PSC (provided, however, that if such four fiscal quarter period includes any or all of the fiscal quarters ending on September 30, 1995, December 31, 1995, March 31, 1996 or June 30, 1996, Consolidated EBITDA shall be calculated by using the Pro Forma EBITDA for each such fiscal quarter in such four fiscal quarter period) to (ii) Interest Expense of PSC and its Subsidiaries for such period of not less than the ratio set forth below for such period (provided, however, that if such four fiscal quarter period includes any or all of the fiscal quarters ending on September 30, 1995, December 31, 1995, March 31, 1996 or June 30, 1996, Interest Expense for such four fiscal quarter period shall be actual Interest Expense during such period since the Closing Date multiplied by a fraction the numerator of which is four and the denominator of which is the number of fiscal quarters that have elapsed since the Closing Date):


 Four Fiscal Quarters Ending In         Ratio

   Effective Date to 12/31/96 ........   2.0x

             3/31/97 .................   2.50x

             6/30/97 .................   2.50x

             9/30/97 .................   2.50x

            12/31/97 .................   2.50x

             3/31/98 .................   3.0x

             6/30/98 .................   3.0x

             9/30/98 .................   3.0x

            12/30/98 .................   3.0x

     3/31/99 and thereafter ..........   3.50x


     (e) Net Worth. Maintain at all times an excess of Consolidated total assets over Consolidated total liabilities, in each case, of the Borrower and its Subsidiaries of not less than (i) $34,000,000 plus (ii) 75% of Consolidated net income of PSC and its Subsidiaries for during the period after June 30, 1996 to and including each date of determination computed on a cumulative basis for said entire period.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

     SECTION 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

     (a) (i) the Borrower shall fail to pay any principal of any Advance when the same shall become due and payable or (ii) the Borrower shall fail to pay any interest on any

     Advance, or any Loan Party shall fail to make any other payment under any Loan Document, in each case under this clause (ii) within two Business Days after the same becomes due and payable; or

          (b) any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made or confirmed; or

          (c) the Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 2.14, 5.01(e), (f), (g), (m), (o) or (p), 5.02, 5.03 or 5.04; or

          (d) any Loan Party shall fail to perform any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 10 days after the earlier of the date on which (A) a Responsible Officer of any Loan Party becomes aware of such failure or (B) written notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender Party; or

          (e) any Loan Party or any of its Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt that is outstanding in a principal or notional amount of at least $1,000,000 either individually or in the aggregate (but excluding Debt outstanding hereunder) of such Loan Party or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt, in each case if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or any such Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

          (f) any Loan Party or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

          (g) any judgment or order for the payment of money in excess of $1,000,000 shall be rendered against any Loan Party or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (h) any non-monetary judgment or order shall be rendered against any Loan Party or any of its Subsidiaries that is reasonably likely to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (i) any provision of any Loan Document after delivery thereof pursuant to Section 3.01 or 5.01(o) shall for any reason cease to be valid and binding on or enforceable against any Loan Party to it, or any such Loan Party shall so state in writing; or

          (j) any Collateral Document after delivery thereof pursuant to Section
     3.01 or 5.01(o) shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority lien on and security interest in the Collateral purported to be covered thereby; or

          (k) (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of
     1934), directly or indirectly, of Voting Stock of PSC (or other securities convertible into such Voting Stock) representing 30% or more of the combined voting power of all Voting Stock of PSC; (ii) during any period of up to 24 consecutive months, commencing before or after the date of this Agreement, individuals who at the beginning of such 24-month period were directors of PSC (together with any other director whose election to the Board of Directors of PSC (or whose nomination by the Board of Directors for election by the stockholders of PSC) was approved by a vote of at least a majority of the directors then in office who either were directors at the beginning of such period or whose election was previously so approved) shall cease for any reason to constitute a majority of the board of directors of PSC; or (iii) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of PSC; or

          (l) any ERISA Event shall have occurred with respect to a Plan and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and the ERISA Affiliates related to such ERISA Event) exceeds $1,000,000; or

          (m) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and the ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $1,000,000 or requires payments exceeding $250,000 per annum; or

          (n) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $1,000,000; or

          (o) there shall occur in the reasonable judgment of the Required Lenders any Material Adverse Change; or

          (p) any Borrowing Base Deficiency shall occur; or

          (q) on or before December 30, 1996 (i) the Borrower shall not have good, marketable and insurable fee simple title to the IRB Property, free and clear of all Liens, other than the Permitted Encumbrances (which shall not include any Liens arising under the IRB Documents) as set forth in the Oregon Deed of Trust or (ii) the Administrative Agent shall not have received a Mortgage Policy on the IRB Property that complies in all respects with the provisions of Section 3.01 (l)(xi)(B), provided that such Mortgage Policy shall insure that the Lien created by the Oregon Deed of Trust is subject only to Permitted Encumbrances (which shall not include any Liens arising under the IRB Documents);

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Commitments of each Appropriate Lender (other than the Commitment in respect of Letter of Credit Advances by the Issuing Bank or a Working Capital Lender pursuant to Section 2.03(c)) and Swing Line Advances by a Working Capital Lender pursuant to Section 2.02(b) and of the Issuing Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, (A) by notice to the Borrower, declare the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and (B) by notice to each party required under the terms of any agreement in support of which a Standby Letter of Credit is issued, request that all Obligations under such agreement be declared to be due and payable; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to any Loan Party or any of its Subsidiaries under the Federal Bankruptcy Code, (x) the obligation of each Lender to make Advances (other than Letter of Credit Advances by the Issuing Bank or a Working Capital Lender pursuant to Section 2.03(c) and Swing Line Advances by a Working Capital Lender pursuant to Section 2.02(b) and of the Issuing Bank to issue Letters of Credit shall automatically be terminated and (y) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

     SECTION 6.02. Actions in Respect of the Letters of Credit upon Default. If any Event of Default shall have occurred and be continuing, the Administrative Agent may, or shall at the request of the Required Lenders, irrespective of whether it is taking any of the actions described in Section 6.01 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the Administrative Agent on behalf of the Lender Parties in same day funds at the Administrative Agent's office designated in such demand, for deposit in the L/C Cash Collateral Account, an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding. If at any time the Administrative Agent determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Administrative Agent and the Lender Parties or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Administrative Agent determines to be free and clear of any such right and claim.


                                  ARTICLE VII

                           The Administrative Agent

     SECTION 7.01. Authorization and Action. Each Lender Party (in its capacities as a Lender, the Swing Line Bank (if applicable) the Issuing Bank (if applicable) and a potential Hedge Bank) hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lender Parties and all holders of Notes; provided, however, that the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender Party prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

     SECTION 7.02. Administrative Agent's Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 8.07;
(b) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender Party and shall not be responsible to any Lender Party for any statements, warranties or representations (whether written or oral) made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or to inspect the property (including the books and records) of any Loan Party; (e) shall not be responsible to any Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; and (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy or telex) believed by it to be genuine and signed or sent by the proper party or parties.

     SECTION 7.03. Fleet and Affiliates. With respect to its Commitments, the Advances made by it and the Notes issued to it, Fleet shall have the same rights and powers under the Loan Documents as any other Lender Party and may exercise the same as though it were not the Administrative Agent; and the term "Lender Party" or "Lenders Parties" shall, unless otherwise expressly indicated, include Fleet in its individual capacity. Fleet and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person who may do business with or own securities of any Loan Party or any such Subsidiary, all as if Fleet were not the Administrative Agent and without any duty to account therefor to the Lender Parties.

     SECTION 7.04. Lender Party Credit Decision. Each Lender Party acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender Party and based on the financial statements referred to in
Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender Party also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

     SECTION 7.05. Indemnification. (a) Each Lender Party severally agrees to indemnify the Administrative Agent (to the extent not promptly reimbursed by the

Borrower) from and against such Lender Party's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Administrative Agent under the Loan Documents; provided, however, that no Lender Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender Party agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 8.04, to the extent that the Administrative Agent is not promptly reimbursed for such costs and expenses by the Borrower. For purposes of this Section 7.05(a), the Lender Parties' respective ratable shares of any amount shall be determined, at any time, according to the sum of (a) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lender Parties, (b) their respective Pro Rata Shares of the aggregate Available Amount of all Letters of Credit outstanding at such time,
(c) the aggregate unused portions of their respective Term A Commitments and Term B Commitments at such time and (d) their respective Unused Working Capital Commitments at such time; provided that the aggregate principal amount of Swing Line Advances owing to the Swing Line Bank and of Letter of Credit Advances owing to the Issuing Bank shall be considered to be owed to the Working Capital Lenders ratably in accordance with their respective Working Capital Commitments. In the event that any Defaulted Advance shall be owing by any Defaulting Lender at any time, such Lender Party's Commitment with respect to the Facility under which such Defaulted Advance was required to have been made shall be considered to be unused for purposes of this Section 7.05(a) to the extent of the amount of such Defaulted Advance. The failure of any Lender Party to reimburse the Administrative Agent promptly upon demand for its ratable share of any amount required to be paid by the Lender Party to the Administrative Agent as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse the Administrative Agent for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse the Administrative Agent for such other Lender Party's ratable share of such amount. Without prejudice to the survival of any other agreement of any Lender Party hereunder, the agreement and obligations of each Lender Party contained in this Section 7.05(a) shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

     (b) Each Lender Party severally agrees to indemnify the Issuing Bank (to the extent not promptly reimbursed by the Borrower) from and against such Lender Party's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Issuing Bank in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Issuing Bank under the Loan Documents; provided, however, that no Lender Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Issuing Bank's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender Party agrees to reimburse the Issuing Bank promptly upon demand for its ratable share of any costs and expenses

(including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 8.04, to the extent that the Issuing Bank is not promptly reimbursed for such costs and expenses by the Borrower. For purposes of this
Section 7.05(b), the Lender Parties' respective ratable shares of any amount shall be determined, at any time, according to the sum of (a) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lender Parties, (b) their respective Pro Rata Shares of the aggregate Available Amount of all Letters of Credit outstanding at such time, (c) the aggregate unused portions of their respective Term A Commitments and Term B Commitments at such time plus (d) their respective Unused Working Capital Commitments at such time; provided that the aggregate principal amount of Swing Line Advances owing to the Swing Line Bank and of Letter of Credit Advances owing to the Issuing Bank shall be considered to be owed to the Working Capital Lenders ratably in accordance with their respective Working Capital Commitments. In the event that any Defaulted Advance shall be owing by any Defaulting Lender at any time, such Lender Party's Commitment with respect to the Facility under which such Defaulted Advance was required to have been made shall be considered to be unused for purposes of this Section 7.05(b) to the extent of the amount of such Defaulted Advance. The failure of any Lender Party to reimburse the Issuing Bank promptly upon demand for its ratable share of any amount required to be paid by the Lender Parties to the Issuing Bank as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse the Issuing Bank for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse the Issuing Bank for such other Lender Party's ratable share of such amount. Without prejudice to the survival of any other agreement of any Lender Party hereunder, the agreement and obligations of each Lender Party contained in this
Section 7.05(b) shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

     SECTION 7.06. Successor Administrative Agents. The Administrative Agent may resign as to any or all of the Facilities at any time by giving written notice thereof to the Lender Parties and the Borrower and may be removed as to all of the Facilities at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent as to such of the Facilities as to which the Administrative Agent has resigned or been removed. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lender Parties, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent as to all of the Facilities and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent as to less than all of the Facilities and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent as to such Facilities, other than with respect to funds transfers and other similar aspects of the administration of Borrowings under such Facilities, issuances of Letters of Credit (notwithstanding any resignation as Administrative Agent with respect to the Letter of Credit Facility) and payments by the Borrower in respect of such Facilities, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement as to such Facilities, other than as aforesaid. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent as to all of the Facilities, the provisions of this
Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent as to any Facilities under this Agreement.


                                 ARTICLE VIII

                                 MISCELLANEOUS

     SECTION 8.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Notes or any other Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed (or, in the case of the Collateral Documents, consented to) by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (a) no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders (other than any Lender Party that is, at such time, a Defaulting Lender), do any of the following at any time: (i) waive any of the conditions specified in Section 3.01 or, in the case of the Initial Extension of Credit, Section 3.02, (ii) change the number of Lenders or the percentage of (x) the Commitments, (y) the aggregate unpaid principal amount of the Advances or (z) the aggregate Available Amount of outstanding Letters of Credit that, in each case, shall be required for the Lenders or any of them to take any action hereunder, (iii) reduce or limit the obligations of the Guarantor under Section 1 of the Guaranty or otherwise limit the Guarantor's liability with respect to the Obligations owing to the Administrative Agent and the Lender Parties, (iv) release any material portion of the Collateral in any transaction or series of related transactions or permit the creation, incurrence, assumption or existence of any Lien on any material portion of the Collateral in any transaction or series of related transactions to secure any Obligations other than Obligations owing to the Secured Parties under the Loan Documents and other than Debt owing to any other Person, provided that, in the case of any Lien on any material portion of the Collateral to secure Debt owing to any other Person, (A) the Borrower shall, on the date such Debt shall be incurred or issued, prepay the Advances pursuant to, and in the order of priority set forth in, Section 2.06(b)(ii) in an aggregate principal amount equal to the amount of such Net Cash Proceeds to the extent required to do so under Section 2.06(b)(ii), (B) such Lien shall be subordinated to the Liens created under the Loan Documents on terms acceptable to the Required Lenders and (C) the Required Lenders shall otherwise permit the creation, incurrence, assumption or existence of such Lien and, to the extent not otherwise permitted under Section 5.02(b), of such Debt, (v) amend this
Section 8.01, or (vi) limit the liability of any Loan Party under any of the Loan Documents and (b) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each Lender that has a Commitment under the Term A Facility, Term B Facility or Working Capital Facility if affected by such amendment, waiver or consent, (i) increase the Commitments of such Lender or subject such Lender to any additional obligations, (ii) reduce the principal of, or interest on, the Notes held by such Lender or any fees or other amounts payable hereunder to such Lender, (iii) postpone any date fixed for any payment of principal of, or interest on, the Notes held by such Lender or any fees or other amounts payable hereunder to such Lender or (iv) change the order of application of any prepayment set forth in Section 2.06 in any manner that materially affects such Lender; provided further that no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Bank or the Issuing Bank, as the case may be, in addition to the Lenders required above to take such action, affect the rights or obligations of the Swing Line Bank or the Issuing Bank, as the case may be, under this Agreement; and provided further that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement.

     SECTION 8.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to the Borrower, at its address at 675 Basket Road, Webster, New York 14580,
Attention: William J. Woodard; if to PSC, at its address at 675 Basket Road, Webster, New York 14580, Attention: William J. Woodard; if to any Initial Lender or the Initial Issuing Bank, at its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender Party, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender Party; and if to the Administrative Agent, at its address at One East Avenue, Rochester, New York 14638, Attention: Jeffrey Kenefick; or, as to the Borrower or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed by certified mail, return receipt requested; telegraphed, telecopied or telexed, be effective 3 days after mailing, upon delivery to the telegraph company, upon transmission by telecopier or upon confirmation by telex answerback, respectively, except that notices and communications to the Administrative Agent pursuant to Article II, III or VII shall not be effective until received by the Administrative Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

     SECTION 8.03. No Waiver; Remedies. No failure on the part of any Lender Party or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 8.04. Costs and Expenses.  (a) The Borrower agrees to pay on demand
(i) all costs and expenses of the Administrative Agent and the Co-Arrangers in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation,
(A)all due diligence, collateral review, syndication, (including printing, distribution and bank meetings) transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses, and (B) the reasonable fees and expenses of counsel for the Administrative Agent and the Co-Arrangers with respect thereto, with respect to advising the Administrative Agent as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto) and (ii) all costs and expenses of the Administrative Agent and the Lender Parties in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and each Lender Party with respect thereto).

     (b) The Borrower agrees to indemnify and hold harmless the Administrative Agent, the Co-Arrangers, each Lender Party and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with (i) the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit by the Borrower or any of its subsidiaries or other affiliates and any of the other transaction contemplated by the Loan Documents, (ii) any acquisition or proposed acquisition or similar business combination or proposed business combination by PSC or the Borrower or any of their subsidiaries or affiliates of all or any portion of the shares of capital stock or substantially all of the property and assets of any other person, (iii) the Facilities and any use made or proposed to be made with the proceeds thereof or (iv) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of its Subsidiaries or any Environmental Action relating in any way to any Loan Party or any of its Subsidiaries, in each case whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. The Borrower also agrees not to assert any claim against the Administrative Agent, any Lender Party or any of their Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions contemplated thereby.

     (c) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender Party other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.09(b)(i) or 2.10(d), acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason, or by an Eligible Assignee to a Lender Party other than on the last day of the Interest Period for such Advance upon an assignment of rights and obligations under this Agreement pursuant to Section 8.07 as a result of a demand by the Borrower pursuant to Section 8.07(a), the Borrower shall, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party any amounts required to compensate such Lender Party for any additional losses, costs or expenses that it may reasonably incur as a result of such payment, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender Party to fund or maintain such Advance.

     (d) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Administrative Agent or any Lender Party, in its sole discretion.

     (e) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of the Borrower contained in Sections 2.10 and 2.12 and this Section 8.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents.

     SECTION 8.05. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Lender Party and each of its respective
Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such Affiliate to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement and the Note or Notes (if any) held by such Lender Party, irrespective of whether such Lender Party shall have made any demand under this Agreement or such Note or Notes and although such obligations may be unmatured. Each Lender Party agrees promptly to notify the Borrower after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender Party and its respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender Party and its respective Affiliates may have.

     SECTION 8.06. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and the Administrative Agent and when the Administrative Agent shall have been notified by each Initial Lender and the Initial Issuing Bank that such Initial Lender and the Initial Issuing Bank has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender Party and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender Parties.

     SECTION 8.07. Assignments and Participations. (a) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of one or more Facilities, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000, (iii) each such assignment shall be to an Eligible Assignee, (iv) no such assignments shall be permitted without the consent of the Administrative Agent until the Administrative Agent shall have notified the Lender Parties that syndication of the Commitments hereunder has been completed, (V) no such assignment shall be permitted if, immediately after giving effect thereto, the Borrower would be required to make payments to or on behalf of the assignee Lender Party pursuant to Section 2.10(a) or (b) and the assignor Lender Party was not at the time of such assignment, entitled to receive any payment pursuant to Section 2.10(a) or
(b), and (vi) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,000.

     (b) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender or Issuing Bank, as the case may be, hereunder and (y) the Lender or Issuing Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's or Issuing Bank's rights and obligations under this Agreement, such Lender or Issuing Bank shall cease to be a party hereto).

     (c) By executing and delivering an Assignment and Acceptance, the Lender Party assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender Party or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender or Issuing Bank, as the case may be.

     (d) The  Administrative  Agent shall maintain at its address referred to in
Section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties and the Commitment under each Facility of, and principal amount of the Advances owing under each Facility to, each Lender Party from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lender Parties may treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

     (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender Party and an assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. In the case of any assignment by a Lender, within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it under a Facility pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder under such Facility, a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-1, A-2 or A-3 hereto, as the case may be.

          (f) The Issuing Bank may assign to an Eligible Assignee all of its rights and obligations under the undrawn portion of its Letter of Credit Commitment at any time; provided, however, that (i) each such assignment shall be to an Eligible Assignee and (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,000.

          (g) Each Lender Party may sell participations to one or more Persons (other than any Loan Party or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and the Note or Notes (if any) held by it); provided, however, that
     (i) such Lender Party's obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender Party shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender Party shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Administrative Agent and the other Lender Parties shall continue to deal solely and directly with such Lender Party in connection with such Lender Party's rights and obligations under this Agreement and
     (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release all or substantially all of the Collateral.

          (h) Any Lender Party may, in connection with any assignment or participation or proposed assignment or participation pursuant to this
     Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender Party by or on behalf of the Borrower; provided, however, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender Party.

          (i) Notwithstanding any other provision set forth in this Agreement, any Lender Party may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

     SECTION 8.08. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 8.09. No Liability of the Issuing Bank. The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Issuing Bank nor any of its officers or directors shall be liable or responsible for:
(a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the Borrower shall have a claim against the Issuing Bank, and the Issuing Bank shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower that the Borrower proves were caused by (i) the Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or (ii) the Issuing Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

     SECTION 8.10. Confidentiality. Neither the Administrative Agent nor any Lender Party shall disclose any Confidential Information to any Person without the consent of the Borrower, other than (a) to the Administrative Agent's or such Lender Party's Affiliates and their officers, directors, employees, agents and advisors and to actual or prospective Eligible Assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process and (c) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking.

     SECTION 8.11. Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any jurisdiction.

     (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan

Documents to which it is a party in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     SECTION 8.12. Governing Law. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

     SECTION 8.13. Waiver of Jury Trial. Each of the Borrower, the Administrative Agent and the Lender Parties irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents, the Advances or the actions of the Administrative Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.


                                  ARTICLE IX

                                 PSC GUARANTY

     SECTION 9.01. PSC Guaranty. PSC unconditionally and irrevocably guarantees (the undertaking by PSC under this Article IX being the "PSC Guaranty") the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of each other Loan Party now or hereafter existing under the Loan Documents, whether for principal, interest, fees, commissions, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this PSC Guaranty. Without limiting the generality of the foregoing, PSC's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to the Administrative Agent or any other Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

     SECTION 9.02. Guaranty Absolute. PSC guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any other Secured Party with respect thereto. The Obligations of PSC under this PSC Guaranty are independent of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents, and a separate action or actions may be brought and prosecuted against PSC to enforce this PSC Guaranty, irrespective of whether any action is brought against any other Loan Party or whether any other Loan Party is joined in any such action or actions. The liability of PSC under this PSC Guaranty shall be absolute, unconditional and irrevocable irrespective of, and PSC hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any and all of the following:

          (a) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other
     Obligations of any Loan Party under the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document (including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise);

          (c) any taking, exchange, release or nonperfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the Guaranteed Obligations;

          (d) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents, or any other property and assets of any other Loan Party or any of its Subsidiaries;

          (e)  any  change,   restructuring  or  termination  of  the  corporate
     structure or existence of any other Loan Party or any of its Subsidiaries;

          (f) any failure of any Secured Party to disclose to any Loan Party any information relating to the financial condition, operations, properties or prospects of any other Loan Party now or hereafter known to such Secured Party; or

          (g) any other circumstance (including, without limitation, any statute of limitations or any existence of or reliance on any representation by the Administrative Agent or any other Secured Party) that might otherwise constitute a defense available to, or a discharge of, any other Loan Party, PSC or any other guarantor or surety.

This PSC Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Administrative Agent or any other Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any other Loan Party or otherwise, all as though such payment had not been made.

     SECTION 9.03. Waivers and Acknowledgments. (a) PSC hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this PSC Guaranty, and any requirement that the PSC Guaranty or any other Secured Party protect, secure, perfect or insure any Lien or any property or assets subject thereto or exhaust any right or take any action against any other Loan Party or any other Person or any Collateral.

     (b) PSC hereby unconditionally and irrevocably waives any duty on the part of the Administrative Agent or any other Secured Party to disclose to PSC any matter, fact or thing relating to the business, operation or condition of any other Loan Party or any of its Subsidiaries or its property and assets now or hereafter known by the Administrative Agent or such Secured Party.

     (c) PSC hereby unconditionally waives any right to revoke this PSC Guaranty, and acknowledges that this PSC Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

     (d) PSC acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this Section 9.03 are knowingly made in contemplation of such benefits.

     SECTION 9.04. Subrogation. PSC hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or may hereafter acquire against any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of the Obligations of PSC under this PSC Guaranty or under any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent or any other Secured Party against such other Loan Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from such other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim, remedy or right, until such time as all of the Guaranteed Obligations and all other amounts payable under this PSC Guarantee shall have been paid in full in cash, all of the Letters of Credit shall have expired, terminated or been cancelled and the Commitments shall have expired or terminated. If any amount shall be paid to PSC in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of all of the Guaranteed Obligations and all other amounts payable under this PSC Guaranty,
(b) the full drawing, termination, expiration or cancellation of all Letters of Credit and, (c) the Termination Date, such amount shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this PSC Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this PSC Guaranty thereafter arising. If (i) PSC shall pay to the Administrative Agent all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this PSC Guaranty shall have been paid in full in cash, (iii) all of the Letters of Credit shall have expired, terminated or been cancelled, (iv) the Termination Date shall have occurred, and (v) the Working Capital Termination Date shall have occurred, the Administrative Agent and the other Secured Parties will, at PSC's request and expense, execute and deliver to PSC appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer of subrogation to PSC of an interest in the Guaranteed Obligations resulting from the payment made by PSC.

     SECTION 9.05. Continuing Guarantee; Assignments. This PSC Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of all of the Guaranteed Obligations and all other amounts payable under this PSC Guaranty, (ii) the full drawing, termination, expiration or cancellation of all Letters of Credit, and (iii) the Termination Date, (b) be binding upon PSC, its successors and assigns and (c) inure to the benefit of, and be enforceable by, the Administrative Agent and the other Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitment or Commitments, the Advances owing to it and the Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party under this Article VI or otherwise, in each case as provided in Section 8.07.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          PSC ACQUISITION INC.


                                          By    /s/ William J. Woodard
                                                    William J. Woodard
                                          Title: VP - Finance


                                          PSC INC.


                                          By    /s/ William J. Woodard
                                                    William J. Woodard
                                          Title: VP - Finance


                                          FLEET BANK, as Administrative Agent


                                          By    /s/ Jeff Kenefick
                                                    Jeff Kenefick
                                             Title: Assistant VP


                                          FLEET BANK, as Initial Issuing Bank


                                          By    /s/ Jeff Kenefick
                                                    Jeff Kenefick
                                             Title: Assistant VP

                                Initial Lenders


                                          CORESTATES BANK, N.A.


                                          By    /s/ Brian M. Haley
                                                    Brian M. Haley
                                             Title: Vice President


                                          FLEET BANK


                                          By    /s/ Jeff Kenefick
                                                    Jeff Kenefick
                                             Title: Assistant VP


                                          KEY BANK NATIONAL ASSOCIATION


                                          By    /s/ Lawrence A. Mack
                                                    Lawrence A. Mack
                                             Title: Vice President


                                          MANUFACTURERS & TRADERS
                                             TRUST COMPANY


                                          By   /s/ Philip M. Smith
                                                   Philip M. Smith
                                             Title:Regional Senior VP


                                          PILGRIM AMERICA PRIME RATE TRUST


                                          By   /s/ Howard Tiffen
                                                   Howard Tiffen
                                             Title:Senior Vice President


                                          SUMITOMO BANK


                                          By   /s/ Brian M. Smith & James Drum
                                                   Brian M. Smith & James Drum
                                             Title:Sr. VP Regional Mgr (East)
                                                   & VP NY Office

                               FORM OF TERM A NOTE

                                 PROMISSORY NOTE



$                                                           Dated: July __, 1996
- - --------------------------------

     FOR VALUE RECEIVED, the undersigned, PSC Acquisition, Inc., a Delaware corporation (together with the Surviving Corporation (as defined in the Credit Agreement referred to below), the "Borrower"), HEREBY PROMISES TO PAY to the order of Fleet Bank (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal amount of the Term A Advance (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement, dated as of July __, 1996 (as amended, supplemented or otherwise modified, the "Credit Agreement"; terms defined therein being used herein as therein defined) among the Borrower, the Lender and certain other lender parties thereto, Fleet Bank, as Initial Issuing Bank, and Fleet Bank, as Administrative Agent for the Lender and such other lender parties, on the dates and in the amounts specified in the Credit Agreement.

     The Borrower promises to pay interest on the unpaid principal amount of the Term A Advance from the date of such Term A Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

     Both  principal  and  interest  are  payable in lawful  money of the United
States of America to Fleet Bank, as Administrative Agent, at One East Avenue, Rochester, N.Y. 14638, Account No. 1983580, in same day funds. The Term A Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note.

     This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things,
(i) provides for the making of a single term advance (the "Term A Advance") by the Lender to the Borrower in an amount not to exceed the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Term A Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Promissory Note, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

     This Promissory Note shall be governed by and construed in accordance with the laws of the State of New York.

                                    PSC ACQUISITION, INC.



                                    By
                                        Name:
                                        Title:

              Term Advances And Payments Of Principal

===========================================================================
                                 Amount Of
                  Amount Of    Principal Paid Unpaid Principal Notation
     Date       Term Advance    Or Prepaid       Balance        Made By
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

                              FORM OF TERM B NOTE

                                 Promissory Note



$                                                         Dated:  July __, 1996
 -----------------------------

     FOR VALUE RECEIVED, the undersigned, PSC Acquisition, Inc., a Delaware corporation (together with the Surviving Corporation (as defined in the Credit Agreement referred to below), the "Borrower"), HEREBY PROMISES TO PAY to the order of Pilgrim America Prime Rate Trust (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal amount of the Term B Advance (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement, dated as of July __, 1996 (as amended, supplemented or otherwise modified, the "Credit Agreement"; terms defined therein being used herein as therein defined) among the Borrower, the Lender and certain other lender parties thereto, Fleet Bank, as Initial Issuing Bank, and Fleet Bank, as Administrative Agent for the Lender and such other lender parties, on the dates and in the amounts specified in the Credit Agreement.

     The Borrower promises to pay interest on the unpaid principal amount of the Term B Advance from the date of such Term B Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

     Both  principal  and  interest  are  payable in lawful  money of the United
States of America to Fleet Bank, as Administrative Agent, at One East Avenue, Rochester, N.Y. 14638, Account No. 1983580, in same day funds. The Term B Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note.

     This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things,
(i) provides for the making of a single term advance (the "Term B Advance") by the Lender to the Borrower in an amount not to exceed the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Term B Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Promissory Note, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

     This Promissory Note shall be governed by and construed in accordance with the laws of the State of New York.

                                    PSC ACQUISITION, INC.



                                    By
                                        Name:
                                        Title:

              Term Advances And Payments Of Principal

===========================================================================
                                 Amount Of
                  Amount Of    Principal Paid Unpaid Principal Notation
     Date       Term Advance    Or Prepaid       Balance        Made By
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
                              FORM OF TERM WORKING
                                 CAPITAL ADVANCE
                                 Promissory Note


$                                                          Dated: July __, 1996
 --------------------

     FOR VALUE RECEIVED, the undersigned, PSC Acquisition, INC., a Delaware corporation (together with the Surviving Corporation (as defined in the Credit Agreement referred to below), the "Borrower"), HEREBY PROMISES TO PAY to the order of Manufacturers & Traders Trust Company (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the aggregate principal amount of the Working Capital Advances (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement, dated as of July __, 1996 (as amended, supplemented or otherwise modified, the "Credit Agreement"; terms defined therein being used herein as therein defined) among the Borrower, the Lender and certain other lender parties thereto, Fleet Bank, as Initial Issuing Bank, and Fleet Bank, as Administrative Agent for the Lender and such other lender parties, on the Working Capital Termination Date.

     The Borrower promises to pay interest on the unpaid principal amount of each Working Capital Advance from the date of such Working Capital Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

     Both  principal  and  interest  are  payable in lawful  money of the United
States of America to Fleet Bank, as Administrative Agent, at One East Avenue, Rochester, N.Y. 14638, Account No. 1983580, in same day funds. Each Working Capital Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note.

     This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things,
(i) provides for the making of working capital advances (the "Working Capital Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Working Capital Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Promissory Note, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral referred to in the Collateral Documents.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

                                    PSC ACQUISITION, INC.



                                    By
                                        Name:
                                        Title:

        Working Capital Advances And Payments Of Principal

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     Date         Amount Of      Amount Of
                Working Capital Principal Paid Unpaid Principal Notation
                   Advance      Or Prepaid       Balance        Made By
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